United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

April 4, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at 9:00 a.m. local time, on Thursday, May 18, 2023.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect five (5) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) approve the Rights Agreement between the Company and VStock Transfer, LLC; (3) approve an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock; (4) approve the Amended and Restated 2022 Employee Stock Purchase Plan; (5) ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; (6) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement; (7) approve an adjournment to the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals; and (8) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the five (5) nominees for director named in the Proxy Statement, FOR the approval of the Rights Agreement between the Company and VStock Transfer, LLC, FOR the approval of an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock, FOR the approval of the Amended and Restated 2022 Employee Stock Purchase Plan, FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement, and FOR an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

Whether or not you attend the Annual Meeting, and regardless of the number of shares of Aqua Metals, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Aqua Metals, Inc., we thank you for your participation.

Sincerely,

/s/ Vincent L. DiVito
Vincent L. DiVito
Chairman of the Board

AQUA METALS, INC.

5370 Kietzke Lane, #201

Reno, Nevada 89511

(775) 525-1936

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 18, 2023

The 2023 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be at 9:00 a.m. local time, on Thursday, May 18, 2023.

This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at www.virtualshareholdermeeting.com/AQMS2023. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “How to Attend” on page 1. We will consider and act on the following items of business at the Annual Meeting:

1.

To elect five (5) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Vincent L. DiVito, Stephen Cotton, Molly P. Zhang, Edward Smith and David Kanen;

2.	To approve the Rights Agreement between the Company and VStock Transfer, LLC;

3.	To approve an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock;

4.	To approve the Amended and Restated 2022 Employee Stock Purchase Plan;

5.	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

6.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;

7.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals; and

8.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record at the close of business on March 20, 2023 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on your proxy card. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

/s/ Vincent L. DiVito
Vincent L. DiVito
Chairman of the Board

Reno, Nevada

April 4, 2023

Page

INFORMATION ABOUT THE ANNUAL MEETING	1
General	1
How to Attend	1
Who Can Vote, Outstanding Shares	1
Voting of Shares	1
Voting at the Meeting	1
Revocation of Proxy	2
Quorum and Votes Required	3
Solicitation of Proxies	4
Stockholder List	5
Forward-Looking Statements	5
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	6
Board Nominees	6
Board Recommendation	6
Information about Director Nominees	7
CORPORATE GOVERNANCE	8
Board Composition	8
Director Resignation Policy	9
Committees of the Board of Directors	9
Audit Committee	9
Compensation Committee	10
Nominating and Corporate Governance Committee	10
Board Leadership Structure and Role in Risk Oversight	11
Process for Stockholders to Send Communications to our Board of Directors	12
Employee, Officer and Director Hedging	12
Code of Conduct	12
Limitation of Liability of Directors and Indemnification of Directors and Officers	12
PROPOSAL NO. 2 - RIGHTS AGREEMENT PROPOSAL	13
Introduction	13
Reasons for the Proposal	13
Description of the Rights Agreement	13
Certain Considerations Relating to the Rights Agreement	15
Vote Required	16
PROPOSAL NO. 3 –APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE COMPANY TO ISSUE UP TO 2,000,000 SHARES OF PREFERRED STOCK	17
Introduction	17
Reasons for the Authorization of a Class of Preferred Stock	17
Effects of the Authorization of a Class of Preferred Stock	17
Vote Required	18
Board Recommendation	18
PROPOSAL NO. 4 –APPROVE THE AMENDED AND RESTATED 2022 EMPLOYEE STOCK PURCHASE PLAN	19
Introduction	19
Proposal	19
Vote Required	22
Board Recommendation	22

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PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
Board Recommendation	23
Fees Incurred for Services by Principal Accountant	23
Pre-Approval Policies and Procedures	23
Audit Committee Report	24
PROPOSAL NO. 6 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	25
Introduction	25
Board Recommendation	25
PROPOSAL NO. 7 – APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1-6	26
Introduction	26
Board Recommendation	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	27
EXECUTIVE OFFICERS AND COMPENSATION	28
Executive Officers	28
Summary Compensation Table	29
Narrative Disclosure to Summary Compensation Table	29
Potential Payments upon Termination	31
Outstanding Equity Awards at December 31, 2022	32
Pay vs. Performance	33
Compensation of Directors	35
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
Related Party Transactions, Promoters and Directors Independence	37
Stockholder Proposals and Director Nominations for 2024 Annual Meeting	38
Householding of Proxy Materials	38
Other Matters	39
Incorporation by Reference	39

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AQUA METALS, INC.

5370 Kietzke Lane, #201

Reno, Nevada, 89511

(775) 525-1936

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 18, 2023

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2023 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Thursday, May 18, 2023, at 9:00 a.m. local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet at www.virtualshareholdermeeting.com/AQMS2023 on Thursday, May 18, 2023, at 9:00 a.m. local time.

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at – www.proxyvote.com

We intend to mail this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about April 6, 2023 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please contact us at the above address or at our web page https://www.aquametals.com/contact-us/ or email us at AQMS@fnkir.com or telephone us at (646) 878-9204.

How to Attend

You are entitled to attend and participate in the Annual Meeting if you were a stockholder as of the close of business on March 20, 2023, the record date, or hold a valid proxy for the meeting. To attend the Annual Meeting, you must access the meeting website at www.virtualshareholdermeeting.com/AQMS2023 and a 16 digit control number is needed to enter the meeting. In order to participate in the virtual meeting, including to vote, ask questions and to view the list of registered stockholders as of the record date during the meeting, you must access the meeting website at www.virtualshareholdermeeting.com/AQMS2023 and have the 16 digit control number found on your proxy card. The meeting webcast will begin promptly at 9:00 a.m. local time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on March 20, 2023, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 82,367,210 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting or you may vote prior to the Annual Meeting through the Internet or by submitting a proxy. The method of voting differs for shares held as a record holder and shares held in “street name.”

If you are a stockholder of record, which means your shares are in your name, you may vote your shares as follows:

●	To vote in person, attend the Annual Meeting and follow the procedures set forth in "Voting at the Meeting", below.
●

To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number on the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on May 17, 2023 to be counted.

●

To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or use a touch-tone telephone to transmit your voting instructions by calling 1-800-690-6903. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

1

If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares by either (i) attending the Annual Meeting and voting in person; (ii) through the Internet; or (iii) otherwise instructing the broker, bank or other nominee on how to vote your shares. Please note that if you hold your shares of common stock in street name, in order to vote your shares in person at the Annual Meeting, you will need to obtain from your broker, bank or other nominee, a valid legal proxy from your broker, bank or other nominee authorizing you to vote your shares at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided at the meeting website.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy or vote through the Internet even if you plan to attend the Annual Meeting. If you properly give your proxy or vote through the Internet, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy or voted through the Internet prior to the Annual Meeting.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR each of the five (5) nominees for director named in the Proxy Statement, and
●	FOR the approval of the Rights Agreement between the Company and VStock Transfer, LLC (the "Rights Agreement");
●	FOR the approval of an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock;
●	FOR the Amended and Restated 2022 Employee Stock Purchase Plan
●	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and
●	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, and
●	FOR an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

●	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
●	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;
●	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or
●	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

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Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Aqua Metals, Inc.

5370 Kietzke Lane, #201

Reno, Nevada 89511

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as defined below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.  However, our Third Amended and Restated Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

We believe that the election of directors (Proposal 1), the approval of the Rights Agreement (Proposal 2), the approval of an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock (Proposal 3), the approval of the Amended and Restated 2022 Employee Stock Purchase Plan (Proposal 4) and the advisory vote on compensation (Proposal 6) will be considered non-routine matters and broker non-votes will not be counted as votes cast. We believe that the ratification of the appointment of Armanino LLP as our independent registered public accounting firm (Proposal 5) and the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6 (Proposal 7) will be considered to be routine matters on which a broker, bank or other agent has discretionary authority to vote.

Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the five (5) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not have any effect on the outcome of the election of directors.

Proposal No. 2:  Approval of the Rights Agreement. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of the Rights Agreement between the Company and VStock Transfer, LLC. In the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

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Proposal No. 3: Approval of an Amendment to the Company’s First Amended and Restated Certificate of Incorporation. The affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the record date is required for the approval of an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock. Abstentions and broker non-votes will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of Proposal No. 3. Thus, abstentions and broker non-votes will have the effect of negative votes on Proposal No. 3.

Proposal No. 4: Approval of the Amended and Restated 2022 Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of the Amended and Restated 2022 Employee Stock Purchase Plan. In the event of any broker non-votes or abstentions in connection with Proposal No. 4, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will not be counted as not present and these shares will be deducted from the total shares of which a majority is required. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 5. However, in the event of any broker non-votes in connection with Proposal No. 5, such broker non-votes will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 6: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. In the event of any broker non-votes or abstentions in connection with Proposal No. 6, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

Proposal No. 7: Approval to Adjourn the Annual Meeting. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6. In the event of any broker non-votes or abstentions in connection with Proposal No. 7, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as your proxy will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of this Proxy Statement through the Internet or by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, forward proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

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We have retained Morrow Sodali, LLC, a proxy solicitation firm, to perform various solicitation services via phone and email in connection with the Annual Meeting. We will pay Morrow Sodali a fee not to exceed $5,500, plus phone and other related expenses, in connection with its solicitation services.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the Annual Meeting and at principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2022 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of five (5) members, four (4) of whom are independent under the listing standards for independence of the NASDAQ and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). During 2022, our Board consisted of our five current directors, except that David Kanen did not join our Board until August 2022 and S. Shariq Yosufzai, who joined our Board in May 2018, retired from our Board in June 2022. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the five (5) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Stephen Cotton	56	President and Chief Executive Officer
Vincent L. DiVito (a), (b), (c)	63	Chairman of the Board and Independent Director
Molly P. Zhang (a), (b), (c)	61	Independent Director
Edward Smith (a), (b), (c)	60	Independent Director
David Kanen (b)	57	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE (5) NOMINEES

FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, or by the stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

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If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each director nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

Vincent L. DiVito has served as a member of our Board since May 2015 and has served as our non-executive Chairman of the Board since June 2022. Since April 2010, Mr. DiVito has served as the owner and chief executive officer of Vincent L. DiVito, Inc., a financial and management consulting firm. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010. Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant, certified management accountant and holds an MBA in Finance. Mr. DiVito is a National Association of Corporate Directors Board Leadership Fellow. He served on the board of directors and chairman of the audit committee of Entertainment Gaming Asia Inc., a Nasdaq listed gaming company, from October 2005 until its acquisition in July 2017, and also served as a member of the board of directors of Riviera Holdings Corporation, formerly an AMEX listed gaming and resort company, from July 2002 until the consummation of a change in control of the corporation in March 2011.

Mr. DiVito has extensive knowledge of accounting and corporate governance issues from his experience serving on various corporate boards of directors and has extensive operational knowledge as a result of his experience as a senior executive officer of major corporations. As a result of these and other professional experiences, our Board has concluded that Mr. DiVito is qualified to serve as a director.

Stephen Cotton has served as President of the Company since May 2, 2018 and was promoted by the Board of Directors to President and CEO joining the Board as an Executive Director in January, 2019.  Steve also served as Chief Commercial Officer of the Company from January 2015 to June, 2017.  Previously, Steve co-founded Canara, Inc. (formerly Data Power Monitoring and IntelliBatt) in December 2001 and served as its Chief Executive Officer through the sale of the company to a private equity firm in June 2012, after which he served as Founder and Executive Chairman until April 2014. Canara (now part of CPG Data Center Innovators) is a global provider of stationary battery systems with integrated monitoring systems and cloud-based monitoring services to many of the largest data center operators. Prior to Canara, Steve led a team to commercialize Sendmail (the Worlds' most commonly used Internet email open source software) from free open source to a paid for commercial offering for Internet service providers and cloud offerings requiring mass email volume management including DoubleClick's standardization (acquired by Google).  Steve's career began in the early days of voice messaging systems, including  Octel Communications (through its $1.1B exit to Lucent Technologies in 1997 and now part of Avaya).  From International Product Manager, to Product Manager for Multimedia, Steve then became the top market development person on a staff of 100+ for 2 years running while managing the AT&T Wireless account, then developing new wireless and local exchange carrier markets.  His decision to convince AT&T Wireless (and ultimately other operators which followed) to offer voice messaging for free vs. charge, resulted in multi-million dollar sales of Octel equipment to each region. From April 2014 to January 2015 and June 2017 to April 2018, Steve managed his private investments.

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Molly P. Zhang (also known as Peifang Zhang) has served as a member of our Board since March 2021. Prior to her transition to board services, Ms. Zhang served in various global leadership positions with Orica (ASX: ORI), a global mining services company, from 2011 to 2016, most recently as Vice President of Asset Management from 2015 to 2016. Ms. Zhang also served in various senior leadership positions with Dow Inc. ( NYSE: DOW) from 1989 to 2009, most recently as Managing Director, SCG-Dow Group from 2009 to 2011 and as Business Vice President for Dow's Global Technology Licensing and Catalyst business from 2006 to 2009. Ms. Zhang is currently on the boards of Enerkem, Gates Industrial Corporation ( NYSE: GTES), Arch Resources (NYSE: Arch) and Recology.

Ms. Zhang has extensive international business, operational and financial management experience, as well as services on various corporate boards of directors. As a result of these and other professional experience, our Board has concluded that Ms. Zhang is qualified as a director.

Edward Smith has served as a member of our Board since March 2021. Mr. Smith has served as President and Chief Executive Officer, and as a member of the board of directors, of SMTC Corporation (NASDAQ: SMTX) since February 2017. Mr. Smith has extensive experience in the electronic manufacturing services, or EMS, industry and the electronic components distribution industry. He served as a member of the board of advisors of Zivelo, Inc., a position he held from 2015 to 2019. Most recently, Mr. Smith served as Senior Vice President of Global Embedded Solutions at Avnet, Inc. during 2016 and as President of Avnet Electronics Marketing Americas from February 2009 to March 2016. Mr. Smith worked in many positions during his tenure at Avnet, Inc., which began in 1994. From 2002 to 2004, Mr. Smith served as President and Chief Executive Officer of SMTEK International, Inc., a tier II manufacturer in the EMS industry. From 2009 to 2017, Mr. Smith served as a board member of the Electronic Components Industry Association. Mr. Smith is also the founder and Chief Executive Officer of We Will Never Forget Foundation, Inc., a nonprofit organization that supports first responders through gifts to other charitable organizations.

Mr. Smith has extensive managerial, operational and financial experience, as well as service on various corporate boards of directors. As a result of these and other professional experiences, our Board has concluded that Mr. Smith is qualified to serve as a director.

David Kanen has served as a member of our Board since August 2022. Mr. Kanen founded Wealth Management in 2016 and has served as its President and Portfolio Manager since inception. Mr. Kanen has 34 years of investment experience. From 1988 to 2012, Mr. Kanen worked for several brokerage firms as both an institutional and retail advisor. From 1992 to 2004, Mr. Kanen worked as a wealth manager/broker with A.G. Edwards & Sons, Inc., where he served both retail and institutional clients, including hedge funds, that focused on value investing. Mr. Kanen is the President and Portfolio Manager of Kanen Wealth Management, LLC and Philotimo Fund, L.P. Located in Coral Springs, Florida, the firm provides portfolio construction and market-responsive investment management strategies. Its investment philosophy is rooted in value-based investing. Mr. Kanen graduated from Jacksonville University with a B.A. in Marketing in 1988.

Mr. Kanen has extensive investment, managerial and financial experience, as well as service on various corporate boards of directors. As a result of these and other professional experiences, our Board has concluded that Mr. Kanen is qualified to serve as a director.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of five (5) authorized members. During the year ended December 31, 2022, our Board met six times. All of our Board members attended at least 75% of the aggregate of all Board meetings and all meetings of the Board committees upon which they served while they were on the Board during fiscal 2022 Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders and four member of our Board attended our prior year’s annual meeting of stockholders.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Cotton, by virtue of his executive officer position, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

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Director Resignation Policy

On September 21, 2018, the Board adopted the Director Resignation Policy, whereby, commencing with respect to our 2020 annual meeting (and at each subsequent annual meeting of the Company’s stockholders at which directors of the Company are to be elected), any director who fails to receive a majority of the votes cast by the Company’s stockholders at such meeting “for” his or her election as a Company director immediately shall (after the final tabulation and certification by the Company’s inspector of elections of voting results), tender his or her resignation to the Nominating and Corporate Governance Committee or Nominating Committee, for its consideration and acceptance or rejection.

The Board adopted the Director Resignation Policy to address the situation in which a nominee for the Board is elected to the Board in an uncontested election despite receiving more votes “withheld” from or “against” his or her election than votes “for” his or her election (a “majority withheld vote”). For purposes of the policy, an “uncontested election” is any election of Company directors in respect of which the number of director nominees for election is less than or equal to the number of directors to be elected.

By accepting a nomination for election and agreeing to serve as a director of the Company in any uncontested election of Company directors, each nominee agrees that if he or she receives a majority withheld vote in any such election, such director promptly shall tender to the Board an offer of his or her resignation as a Company director following certification of the stockholder vote by the inspector(s) of election at the meeting for such uncontested election. Any director who offers his or her resignation pursuant to this policy will not participate in any discussions, deliberations or actions by either the Nominating Committee or the full Board with respect to his or her own resignation offer, but will otherwise continue to serve as a director unless and until such resignation is accepted and effective.

The Nominating Committee will duly consider and recommend to the full Board whether to accept or reject the resignation offer received from each director who received a majority withhold vote. Following the recommendation of the Nominating Committee, the independent members of the Board will make a determination of the action to take with respect to the offer of resignation, not later than the 90th day immediately succeeding the date of the written certification of the shareholder vote by said inspector(s) of election. The Nominating Committee and the Board will evaluate any such tendered offer of resignation, in accordance with their fiduciary duties to, and in furtherance of the best interests of, the Company and its stockholders. The Board may accept or reject the offer of resignation, or it may decide to pursue additional actions, including, without limitation, the following:

●	allow the director to remain on the Board and continue to serve but not be nominated for re-election to the Board at the next election of directors;
●

defer the acceptance of the resignation until the director vacancy the resignation will create can be filled by the Board with a replacement/successor director meeting all the necessary qualifications and criteria for Company directors and/or satisfying other legal and regulatory requirements with respect to the composition of the Board (for purposes of illustration, such as “independence” requirements established by Securities and Exchange Commission regulations or securities exchange listing requirements); or

●

defer the acceptance of the resignation if it is determined that the underlying cause of the majority withheld vote can be cured by the director or otherwise within a specified period of time (for purposes of illustration, if the majority withhold vote was due to the relevant director receiving such vote serving on the board of directors of another entity, by resigning from such other board).

The Board’s decision will be disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission within four business days after the decision. If the Board has decided to reject the tendered resignation, or to pursue any additional action other than accepting the tendered resignation (as described above or otherwise), then the Current Report on Form 8-K will fully disclose the Board’s reasons for doing so.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at https://ir.aquametals.com.

Audit Committee

Our Audit Committee currently consists of consists of Vincent L. DiVito,  Edward Smith and Molly P. Zhang, with Mr. DiVito serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. DiVito is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Pursuant to its charter, our Audit Committee will, among other things:

●	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●

discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end operating results;

●	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	review our policies on risk assessment and risk management;
●	review related-party transactions; and
●	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2022, our Audit Committee met 4 times.

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Compensation Committee

Our Compensation Committee currently consists of Edward Smith, Vincent L. DiVito, David Kanen and Molly P. Zhang, with Mr. Smith serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, as amended. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Pursuant to its charter, our Compensation Committee will, among other things:

●	review, approve and determine the compensation of our executive officers;
●	administer our stock and equity incentive plans;
●	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
●	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. From time to time, our Compensation Committee may use an independent consultant in considering compensation policies and programs for executive officers, our Compensation Committee did not engage an independent consultant during fiscal 2022. However, during 2023 our Compensation Committee directed management to retain Pay Governance LLC, a compensation consulting firm, to review and make recommendations concerning the overall compensation of our named executive officers, including severance benefits, along with the structure and terms of our Amended and Restated 2022 Employee Stock Purchase Plan. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2022, our Compensation Committee met 4 times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Molly P. Zhang, Vincent L. DiVito, and Edward Smith, with Ms. Zhang serving as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Pursuant to its charter, our Nominating and Corporate Governance Committee will, among other things:

●	identify, evaluate and make recommendations to our Board regarding nominees for election to our board of directors and its committees;
●	evaluate the performance of our Board and of individual directors;
●	consider and make recommendations to our Board regarding the composition of our Board and its committees;
●	review developments in corporate governance practices;
●	evaluate the adequacy of our corporate governance practices and reporting;
●	assist in the development of our executive officers;
●	develop and oversee a plan for succession to the position of Chief Executive Officer and other senior management positions; and
●	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The committee also considers such factors as diversity, an individual’s business experience and skills, independence, judgment, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our company, and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee conducts an annual assessment of the Committee’s charter and the performance of the committee under the charter and the above standards.

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Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Judd Merrill, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2022, our Nominating and Corporate Governance Committee met 5 times.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As we pursue future Board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of our Board.

Part I: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors (5 total)	1	2	--	2

Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	--	--	--	--
Alaskan Native or Native American	--	--	--	--
Asian	1	--	--	--
Hispanic or Latinx	--	--	--	--
Native Hawaiian or Pacific Islander	--	--	--	--
White	--	2	--	--
Two or More Races or Ethnicities	--	--	--	--
LGBTQ+	--	--	--	--
Did Not Disclose Demographic Background	--	--	--	--

Board Leadership Structure and Role in Risk Oversight

We have adopted a formal policy pursuant to which the chairman and chief executive officer positions shall be separate in order to effectively separate the roles of chairman and chief executive officer. Vincent L. DiVito currently serves as our non-executive Chairman and the lead independent director of the Board. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

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Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Judd Merrill, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of the Company may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link entitled “Code of Conduct”.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our First Amended and Restated Certificate of Incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our Third Amended and Restated Bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

The above provisions in our First Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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PROPOSAL NO. 2

RIGHTS AGREEMENT PROPOSAL

Introduction

The Board is asking stockholders to approve the Rights Agreement between the Company and VStock Transfer, LLC, referred to herein as the Rights Agreement. The Board approved the Rights Agreement on March 14, 2023 and directed that it be submitted for approval by the stockholders at the Annual Meeting. The Board approved the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating losses ("NOLs"), and other tax benefits as a result of an “ownership change,” as defined in Section 382 ("§382") of the Internal Revenue Code of 1986, as amended (the "Code"), and rules promulgated thereunder. The Company will not enter into the Rights Agreement if either Proposal No. 2 or Proposal No. 3 is not approved by the stockholders at the Annual Meeting.

Our past operations generated significant NOLs, and we may generate additional NOLs in future years. Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 is limited to 80% of our taxable income for any tax year (computed without regard to the NOL deduction). As of December 31, 2017, we had approximately $25.2 million in federal NOLs which arose in tax years ending before January 1, 2018 (our “Expiring NOLs”).

Our ability to utilize our NOLs to offset future taxable income may be significantly limited by an “ownership change,” as determined under §382 of the Code. Under §382, an “ownership change” occurs when the sum of the maximum percentage increase in ownership for each stockholder owning 5% or more of our common stock at any time during a rolling three-year period is greater than 50 percentage points. When an ownership change occurs, §382 imposes an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in §382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

Once an ownership change is deemed to occur, the limitations imposed by §382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Expiring NOLs expiring unused and, therefore, significantly impair the value of our NOLs.

Reasons for the Proposal

As of December 31, 2022, we estimate that we had U.S. federal and state income tax NOLs of approximately $151.2 million. While we cannot estimate the exact amount of our NOLs that we will be able to use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset and that, if no action is taken to protect our NOLs, we could experience an ownership change for purposes of §382. If such ownership change occurs, our ability to use our NOLs and other tax benefits will be substantially limited. These limitations could require us to pay U.S. federal and state income taxes earlier than would otherwise be required if such limitations were not in effect and could cause the Expiring NOLs and other tax benefits to expire unused, in each case reducing or eliminating the benefit of such NOLs and other tax benefits. Similar rules and limitations may apply for state income tax purposes.

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt the Rights Agreement. On March 14, 2023, the Board approved the Rights Agreement, which is between the Company and VStock Transfer, LLC as the Rights Agent. The Rights Agreement provides for a dividend of one preferred stock purchase right (a “Right”) for each share of our common stock that is outstanding on the tenth day following the effectiveness of the Rights Agreement (the “Record Date”). Each Right entitles the holder to purchase from us one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), for a purchase price to be determined by the Board concurrent with the execution of the Rights Agreement (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement. Pursuant to the Rights Agreement, we will issue certain stock purchase rights to stockholders with terms designed to deter certain acquisitions and transfers of our common stock that could result in an ownership change that would limit the utility and value of the NOLs. The description and terms of the Rights are set forth in the form of the Rights Agreement, which is attached to this Proxy Statement as Appendix A.

The Board approved the Rights Agreement with the intention of reducing the likelihood of an ownership change so that the Company could protect and preserve its substantial tax attributes primarily associated with its NOLs under §382. However, we cannot be sure that these measures will be effective in deterring or preventing such an ownership change. You should note that the Rights Agreement does not offer a complete solution and an ownership change may occur even if the Rights Agreement is approved by our stockholders. The Rights Agreement may deter, but ultimately cannot block, transfers of common stock that might result in an ownership change. The limitations of the Rights Agreement are described in more detail below. The information included in this Proxy Statement regarding §382 is a summary only and stockholders should refer to the full text of §382 and the Code and consult with their tax advisor for more information.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the form of the Rights Agreement, which is attached to this Proxy Statement as Appendix A. We urge you to carefully read the Rights Agreement in its entirety as the discussion below is only a summary.

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Effectiveness. The Rights Agreement will become effective shortly after approval of both Proposal No. 2 and Proposal No. 3 (the “Effective Date”). Upon and following the Effective Date, Rights will be issued in respect of all outstanding shares of the Company's common stock that are outstanding on the Record Date, and will be issued for all shares of the Company's common stock that become outstanding after the Record Date and, subject to the next sentence, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or the Expiration Date (as defined below).

Term. The Rights will expire on the earliest of (a) the close of business on the three-year anniversary of the date of the Rights Agreement, or such earlier date as of which our Board determines that the Rights Agreement is no longer necessary for the preservation of the tax benefits; (b) the time at which the Rights are redeemed pursuant to the Rights Agreement; (c) the time at which all exercisable Rights are exchanged pursuant to the Rights Agreement; (d) the close of business on the effective date of the repeal of §382 or any successor or replacement provision if our Board determines that the Rights Agreement is no longer necessary for the preservation of the tax benefits; and (e) the close of business on the first day of a taxable year of the Company to which our Board determines that no tax benefits may be carried forward, as more fully set forth in the Rights Agreement (the “Expiration Date”).

Acquiring Person. An “Acquiring Person” is a person, entity or group thereof (a “Person”) who or which, together with all affiliates and associates of such Person, is or becomes the beneficial owner of 4.99% or more of the Company’s then-outstanding shares of common stock, subject to certain exemptions as described in the Rights Agreement.

Exercisability. Initially, the Rights will not be exercisable. The Rights will become exercisable upon the earlier of the following dates (such date, the “Distribution Date”):

•	10 days after a public announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person; and

•	10 business days (or a later date determined by our Board) after a Person begins a tender or an exchange offer that, if completed, would result in that Person becoming an Acquiring Person.

Rights may be exercised to purchase shares of our Series A Preferred Stock only after the Distribution Date occurs and prior to the Expiration Date.

Flip-In Event. In the event that a Person or an affiliate or associate of such Person becomes an Acquiring Person (unless the event causing such Person to become an Acquiring Person is a transaction described as a “Flip-Over Event,” as described below or the Rights are exchanged, as described below) each holder of a Right, except the Acquiring Person, may exercise their Right upon payment of the Purchase Price to purchase shares of our common stock (or, in certain circumstances, other securities or assets as determined by the Board) with a market value of two times the Purchase Price. We refer to this as a “Flip-In Event.”

Flip-Over Event. In the event that, at any time after a Person or an affiliate or associate of such Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of a Right, except the Acquiring Person, may exercise their Right upon payment of the Purchase Price, to purchase shares of common stock of the acquiring or other appropriate entity with a market value of two times the Purchase Price of the Rights. We refer to this as a “Flip-Over Event.”

Exchange. At any time after any Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the Company's then-outstanding shares of common stock, our Board may exchange each Right (other than Rights owned by such Acquiring Person which will have become null and void) for one share of the Company's common stock or equivalent securities.

Exempt Persons and Exempt Transactions. Prior to someone become an Acquiring Person, the Board can determine that any Person which would otherwise be an Acquiring Person can be exempted from becoming an Acquiring Person or any transaction that would result in someone becoming an Acquiring Person, can be exempted in determining whether someone has become an Acquiring Person. After someone has become an Acquiring Person, the Board’s ability to grant an exemption is generally limited to circumstances where a Person has inadvertently become an Acquiring Person. Before granting an exemption, the Board may require that a Person make certain representations, undertakings or covenants.

Right Certificates and Transferability. Prior to the Distribution Date, the Rights will be evidenced by the certificates for shares of our common stock, and the Rights will be transferable only with the related common stock (or, in the case of uncertificated shares of our common stock, the applicable record of ownership) and will be automatically transferred with any transfer of the related common stock. After the Distribution Date, the Rights will separate from the common stock and be evidenced by separate right certificates (“Right Certificates”), which we will mail to all holders of Rights, except any Acquiring Persons whose Rights will become null and void upon becoming an Acquiring Person. After the close of business on the Distribution Date and prior to the Expiration Date, the Rights may only be transferred, split up, combined, or exchanged upon written request to the Rights Agent and surrender of the Right Certificate.

Terms of Series A Preferred Stock. The terms of the Series A Preferred Stock issuable upon exercise of the Rights are designed so that each 1/1,000th of a share of Series A Preferred Stock is the economic and voting equivalent of one whole share of our common stock. In addition, the Series A Preferred Stock has certain minimum dividend and liquidation rights.

Anti-Dilution Adjustments. The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the Series A Preferred  Stock or our common stock. No adjustments to the Purchase Price of less than one percent will be made.

Redemption. Our Board may redeem all (but not less than all) of the Rights for a redemption price of $0.001 per Right at any time before a Person has become an Acquiring Person. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of such Rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.

Amendment. Before the time a Person has become an Acquiring Person, our Board may amend or supplement the Rights Agreement in any respect without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.001 per Right. At any time, our Board may amend or supplement the Rights Agreement to cure any ambiguity, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period or to supplement or amend the provisions of the Rights Agreement in any manner which the Company may deem desirable, but after a Person has become an Acquiring Person only to the extent that those changes do not impair or adversely affect any Rights holder and do not result in the Rights again becoming redeemable. The limitations on our Board’s ability to amend the Rights Agreement does not affect our Board’s power or ability to take any other action that is consistent with its fiduciary duties under applicable Delaware law.

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Certain Considerations Relating to the Rights Agreement

The Board believes that attempting to protect the NOLs is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an ownership change will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.

●

Future Use and Amount of the NOLs Is Uncertain. Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential limitation under §382.

●

Potential Challenge to the NOLs. The amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the §382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of the NOLs available to us at such time even if the Rights Agreement is in place.

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●

Continued Possibility of Ownership Change. Although the Rights Agreement is intended to diminish the likelihood of an ownership change by deterring (rather than prohibiting) persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our common stock by stockholders who are 5% shareholders (as defined under §382) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our common stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of common stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.

●

Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A stockholder may become an acquiring person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

●

Potential Impact on Value. The Rights Agreement could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

●

Anti-Takeover Effect. The Board adopted the Rights Agreement to diminish the risk that our ability to use the NOLs to reduce potential federal and state income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common stock or, in the case of certain stockholders, from increasing their beneficial ownership of our common stock. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting. In the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE RIGHTS AGREEMENT.

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PROPOSAL NO. 3

APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S FIRST AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE COMPANY TO ISSUE UP TO 2,000,000 SHARES OF PREFERRED STOCK

Introduction

Our Board has determined that it is in the Company’s best interests and in the best interests of our stockholders to amend our First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of “blank check” preferred stock, par value $0.001 per share, and to vest authority in the Board to prescribe by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of such preferred stock, referred to herein as the “Charter Amendment.” If this proposal is approved by the Company’s stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, unless a specific issuance requires stockholder approval under applicable law or under the listing requirements of any stock exchange on which the Company’s shares are then listed.

Upon the effectiveness of the Charter Amendment, in accordance with Delaware corporate law, the Company will have the express authority to execute and file a certificate of designations setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each series of the Company’s preferred stock.

On March 14, 2023, our Board unanimously adopted the proposed Charter Amendment and directed that the proposed Charter Amendment be submitted for approval by the stockholders at the Annual Meeting. The form of the Charter Amendment is attached hereto as Appendix B.

Our First Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 200,000,000 shares of common stock and no shares of preferred stock. If the Company’s First Amended and Restated Certificate of Incorporation is amended to authorize the issuance of 2,000,000 shares of preferred stock, the Company’s total authorized capital stock would increase to 202,000,000 shares.

Reasons for the Authorization of a Class of Preferred Stock

The primary objective of the Board in establishing a class of preferred stock is to allow the Company to adopt the Rights Agreement, as described above and in Proposal No. 2 above.  In order to adopt the Rights Agreement, we must first amend our First Amended and Restated Certificate of Incorporation to create a class of blank check preferred stock. Establishing a class of preferred stock would also provide additional flexibility with respect to future financing transactions. Preferred stock is commonly authorized by publicly traded companies and is frequently used as a means of raising capital and making acquisitions. In particular, senior classes of securities may be issued to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, voting rights, conversion privileges and other rights not found in common stock. The Company presently lacks the authority to issue preferred stock and, accordingly, is limited to issuing common stock or debt securities to raise capital. By authorizing a class of preferred stock, the Company would increase its flexibility in structuring transactions. In addition, the Company may issue preferred stock in connection with such activities as dividends payable in stock of the company, acquisitions of other companies or businesses and otherwise.

Other than adopting the Rights Agreement, the Company has no agreements, written or otherwise, at this time to issue any of the shares of preferred stock if the Charter Amendment proposal is approved.

Effects of the Authorization of a Class of Preferred Stock

If the Charter Amendment proposal is approved, the Company will have the ability to issue preferred stock.  If the Rights Agreement described in Proposal No. 2 above is also approved, the Company will have the ability to execute the Rights Agreement.

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If the Company issues preferred stock, such preferred stock will include certain powers, designations, preferences and rights, and qualifications, limitations or restrictions thereof, any of which may dilute the voting power and economic interest of the holders of its common stock. For example, in the absence of a proportionate increase in the Company’s earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of preferred stock would dilute the earnings per share and book value per share of all outstanding shares of the Company’s common stock. In addition, in a liquidation, the holders of the Company’s preferred stock may be entitled to receive a certain amount per share of its preferred stock before the holders of its common stock receive any distribution. The holders of the Company’s preferred stock may also be entitled to vote and such votes may dilute the voting rights of the holders of its common stock when the Company seeks to take corporate action. A series of preferred stock also may be convertible into shares of the Company’s common stock. Furthermore, the Company’s preferred stock could be issued with certain preferences over the holders of its common stock with respect to dividends or the power to block the declaration of a dividend.

In addition to the Rights Agreement, the Company could also issue shares of preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could also be privately placed with purchasers favorable to the Board in opposing such actions. In addition, the Board could authorize holders of a series of the Company’s preferred stock to vote either separately as a class or with the holders of its common stock, on the election of all or some of the members of the Board, and on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the Company’s stockholders and could be used to entrench current management or deter an attempt to replace the Board.

If the Charter Amendment is adopted, it will become effective upon the acceptance for filing of a Certificate of Amendment of our First Amended and Restated Certificate of Incorporation by the Secretary of State of the State of Delaware. Even if the Charter Amendment is approved by our stockholders, the Board retains the authority to abandon the Charter Amendment for any reason at any time prior to the filing and effectiveness of the Charter Amendment with the Secretary of State of the State of Delaware.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the record date for the approval of the Charter Amendment. Abstentions and broker non-votes will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of Proposal No. 3. Thus, abstentions and broker non-votes will have the effect of negative votes on Proposal No. 3.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

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PROPOSAL NO. 4

APPROVAL OF THE AMENDED AND RESTATED

2022 EMPLOYEE STOCK PURCHASE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for our Amended and Restated 2022 Employee Stock Purchase Plan, which we refer to herein as the “Amended Plan.” Our Board has approved the Amended Plan and recommends the approval of the Amended Plan by our stockholders.

Our current 2022 Employee Stock Purchase Plan, which we refer to herein as the “Current Plan,” was adopted and approved by our Board on December 15, 2022 and, at that time, we reserved 1,000,000 shares of our common stock under the Current Plan. The Current Plan entitles participants to purchase shares of our common stock at a purchase price no less than the fair market value of our common shares, namely the last sale price of our common stock quoted on the Nasdaq Stock Market, on the deemed purchase date. Because the Current Plan only allowed participants to purchase our common shares at current market prices, the plan and shares purchased thereunder did not require stockholder approval under Rule 5635(c). However, and as more fully described below, the Amended Plan, if approved by our stockholders, will allow participants to purchase shares at a price that may be less than market value on the date of purchase. As a result, we are submitting the Amended Plan for the approval of our stockholders.

On March 14, 2023, our Board has approved the Amended Plan and believes that it is advisable to adopt the Amended Plan in order to attract and compensate employees and officers upon whose judgment, initiative and effort we depend. The issuance of common shares to eligible participants under the Amended Plan is designed to align the interests of such participants with those of our stockholders.

The Amended Plan provides for the issuance of 1,000,000 shares of common stock, or approximately 1% of the shares of common stock calculated on a fully-diluted basis outstanding as of March 17 2023. The closing price per-share of our common stock on March 17, 2023 was $1.03. The major features of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached to this Proxy Statement as Appendix C.

Purpose of the Amended Plan

The purpose of the Amended Plan is to assist employees of the Company and its participating subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, or the “Code,” and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its participating subsidiaries.

Eligibility and Administration

The Compensation Committee or our Board, as the administrator of the Amended Plan, administers and has authority to interpret the terms of the Amended Plan and determine eligibility of participants. The administrator or the Board may designate certain of the Company’s subsidiaries as participating “designated subsidiaries” in the Amended Plan and may change these designations from time to time. The class of persons eligible to participate in Amended Plan are employees of the Company and its participating designated subsidiaries, and the basis to participate is meeting the eligibility requirements under the Amended Plan established from time to time by the administrator. However, an employee may not be granted rights to purchase shares under the Amended Plan if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of March, 17, 2023, there were approximately 38 employees of our Company and its participating designated subsidiaries eligible to participate in the Amended Plan.

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Eligible employees become participants in the Amended Plan by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the first day of the applicable offering period. Non-employee directors and consultants are not eligible to participate in the Amended Plan. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

Shares Available for Awards

A total of 1,000,000 shares of our common stock are reserved for issuance under the Current Plan, which amount may be increased by the Board. As of March 17, 2023, 192,707 shares of our common stock had been sold under the terms of the Current Plan. As a result, if the Amended Plan is approved, and assuming no further sales under the Current Plan, there will be 807,293 shares of our common stock eligible for sale under the Amended Plan. The number of shares subject to the Amended Plan may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.” We cannot precisely predict the Company’s share usage under the Amended Plan as it will depend on a range of factors including the level of the Company’s employee participation, the contribution rates of participants, the trading price of our common stock and future hiring activity by the Company.

Participating in an Offering

Offering Periods and Purchase Periods

Our common stock will be offered to eligible employees under the Amended Plan during offering periods. Offering periods under the Amended Plan will commence when determined by the administrator. The length of an offering period under the Amended Plan will be determined by the administrator and may be up to 27 months long. Employee payroll deductions are used to purchase shares of our common stock on the exercise date of an offering period. The exercise date for each offering period is the final trading day in the offering period. The administrator may, in its discretion, modify the terms of future offering periods.

Enrollment and Contributions

The Amended Plan will permit participants to purchase our common stock through payroll deductions of up to 10% of their eligible compensation as of each payroll date during an offering period. The administrator will establish the maximum number of shares that may be purchased by a participant during any offering period. In addition, no employee will be permitted to accrue the right to purchase stock at a rate in excess of $21,250 worth of shares during any calendar year.

Purchase Rights

On the first trading day of each offering period, each participant will be automatically granted an option to purchase shares of our common stock. The option expires on the last trading day of the applicable offering period and is exercised at that time to the extent of the payroll deductions accumulated during the offering period. Any remaining balance is carried forward to the next offering period unless the participant has elected to withdraw from the Amended Plan, as described below, or has ceased to be an eligible employee.

Purchase Price

The purchase price of the shares of our common stock under the Amended Plan, in the absence of a contrary designation by the administrator, will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the final trading day of the offering period. The fair market value per share of our common stock under the Amended Plan generally will be the 30-day volume weighted average price preceding the date of determination.

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Withdrawal and Termination of Employment

Participants may voluntarily end their participation in the Amended Plan at any time during an offering period prior to the end of the offering period by delivering written notice to the Company and can elect to either (i) be paid their accrued payroll deductions that have not yet been used to purchase shares of our common stock or (ii) exercise their option at the end of the applicable offering period, and then be paid any remaining accrued payroll deductions. Participation in the Amended Plan ends automatically upon a participant’s termination of employment and any remaining accrued payroll deductions in the participant’s account will be paid to such participant following such termination.

Changes in Capitalization and Change in Control

In the event of certain transactions or events affecting our common stock, such as any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of shares of our common stock effected without receipt of consideration by the Company, the administrator will make equitable adjustments to the Amended Plan and outstanding rights under the Amended Plan. In addition, in the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, or other transaction as set forth by the administrator in an offering document, each outstanding option will be assumed or an equivalent option will be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation or a parent or subsidiary of the successor corporation refuses to assume or substitute outstanding options, any offering periods then in progress will be shortened with a new exercise date prior to the proposed sale or merger. The administrator will notify each participant in writing prior to such new exercise date that the exercise date has been changed, and the participant’s option will be automatically exercised on such new exercise date. Further, in the event of a proposed dissolution or liquidation of the Company, any offering periods then in progress will be shortened with a new exercise date prior to the proposed dissolution or liquidation, and the administrator will notify each participant in writing in a similar manner as described above.

Transferability

A participant may not transfer rights granted under the Amended Plan other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant during the participant's lifetime.

Amendment and Termination

The Board may amend, suspend or terminate Amended Plan at any time and from time to time. However, stockholder approval must be obtained for any amendment that increases the aggregate number of shares that may be sold pursuant to rights under the Amended Plan, changes the designation or class of employees who are eligible to participate in the Amended Plan or changes the Employee Stock Purchase Plan in any way that would cause the Amended Plan to no longer be an “employee stock purchase plan” under Section 423(b) of the Code.

Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of the Amended Plan under current income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Amended Plan and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.

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The Amended Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Amended Plan. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Amended Plan. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition of shares, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) the excess of the fair market value of the shares at the time the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and the Company will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and the Company will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF SHARES UNDER THE AMENDED PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits

Benefits under the Amended Plan will depend on the employees’ enrollment and contribution elections and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended Plan.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual meeting. In the event of any broker non-votes or abstentions in connection with Proposal No. 4, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2022 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Armanino LLP (which we refer to as “Armanino”) as our independent registered public accounting firm for the year ending December 31, 2023, and our Board has directed that management submit the appointment of Armanino as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Armanino is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Armanino as our independent registered public accountants is not required by our Third Amended and Restated Bylaws or otherwise. However, our Board is submitting the appointment of Armanino to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Armanino. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ARMANINO LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2022 and 2021 by our independent registered public accounting firm, Armanino LLP, for the audit of our consolidated financial statements for the years ended December 31, 2022 and 2021, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the filing of our Form 8-K, and preparation of (Federal and State) Income Tax returns (in thousands).

	2022	2021
Audit Fees	$179	$170
Audit - Related Fees (1)	24	13
Tax Fees (2)	45	41
	$248	$224

(1)	Includes fees related to equity offerings
(2)	Includes fees related to annual tax return preparation

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit and non-audit services provided by Armanino in 2022 and 2021.

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Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2022 Annual Report:

●

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2022 with management of Aqua Metals, Inc. and with Aqua Metals, Inc.’s independent registered public accounting firm, Armanino LLP.

●

The Audit Committee has discussed with Armanino LLP those matters required by Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

●

The Audit Committee has received and reviewed the written disclosures and the letter from Armanino LLP required by the PCAOB regarding Armanino LLP’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with Armanino LLP its independence from Aqua Metals, Inc. and its management.

Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2022 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE
Vincent L. DiVito, (Chair)
Molly P. Zhang
Edward Smith

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PROPOSAL NO. 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”  At our 2021 annual meeting of stockholders, the stockholders indicated their preference that the Company conduct a say-on-pay vote every year.  Our Board has adopted a policy that is consistent with this preference.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Officers and Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.  Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next say-on-pay vote will be at the 2024 annual meeting of stockholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 7

APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING, IF

NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT

SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 THROUGH 6

Introduction

As described above, our Board has recommended the election of five (5) directors to serve for the ensuing year as members of the Board (Proposal 1), the approval of the Rights Agreement between the Company and VStock Transfer, LLC (Proposal 2), the approval of an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock (Proposal 3), the approval of the Amended and Restated 2022 Employee Stock Purchase Plan (Proposal 4), the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 5) and the approval, on an advisory basis, of the compensation of our named executive officers in this Proxy Statement (Proposal 6). In furtherance of these recommendations, we are asking our stockholders to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6.

Vote Required

Proposal 7, to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6 will require the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to such matter by the holders of our common stock as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT

OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 THROUGH 6.

26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 15, 2023 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our directors, director nominees and executive officers; and
●	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 81,307,587 common shares issued and outstanding as of February 15, 2023. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 5370 Kietzke Lane, #201. Reno, Nevada 89511.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Stephen Cotton	3,693,628	(1)	4.5%
Judd Merrill	779,439	(2)	1%
Ben Taecker	166,715	(3)	*	%
David McMurtry	15,772	(4)	*	%
Vincent L. DiVito	277,092	(5)	*	%
Molly P. Zhang	120,074	(6)	*	%
Edward Smith	160,074	(7)	*	%
David Kanen	522,148	(8)	*	%
Directors, nominees and executive officers as a group	5,266,517		7%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares		Percentage Owned

Alex Cushner 30 Sarah Drive Mill Valley, CA 94941	5,001,747	(9)	6.06%

Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	4,598,878		5.57%

(1)

Represents 2,643,628 shares of common stock, including 210,000 restricted shares of common stock subject to forfeiture, and 840,000 shares of common stock issuable upon presently exercisable stock options.

(2)

Represents 637,772 shares of common stock, including 41,667 restricted shares of common stock subject to forfeiture, and 100,000 shares of common stock issuable upon presently exercisable stock options.

(3)	Represents 136,014 shares of common stock, including 25,000 restricted shares of common stock subject to forfeiture, and 5,701 shares of common stock issuable upon presently exercisable stock options.
(4)	Represents 15,772 shares of common stock.
(5)	Represents 237,876 shares of common stock, including 39,216 shares of common stock issuable upon presently exercisable stock options.
(6)	Represents 120,074 shares of common stock.
(7)	Represents 160,074 shares of common stock.
(8)

Represents 53,723 shares of common stock and 468,425 common stock that Mr. Kanen is deemed to beneficially own as the shares of common stock are held in client accounts over which he holds discretionary authority.

(9)

According to a Schedule 13G filed with the SEC on February 15, 2023 by Mr. Cushner, Mr. Cushner is deemed to beneficially own 4,507,347 shares of common stock held in client accounts over which he holds discretionary authority. These shares are also reported as beneficially owned by Robert W. Baird & Co. Incorporated, Mr. Cushner’s employer, as set forth in a Schedule 13G filed by Robert W. Baird & Co. Incorporated with the SEC on February 9, 2023.

27

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Stephen Cotton, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position

Stephen Cotton	56	President, Chief Executive Officer and Director
Judd Merrill	52	Chief Financial Officer
Benjamin Taecker	41	Chief Engineering and Operating Officer
David McMurtry	57	Chief Business Officer

Judd Merrill has served as our Chief Financial Officer since November 8, 2018. From April 2017 to August 2018, Mr. Merrill served as Director of Finance/Accounting of Klondex Mines Ltd., (NYSE:KLDX), an international mining company acquired by Hecla Mining Company (NYSE:HL) in July 2018. From December 2011 to April 2017, Mr. Merrill served as Chief Financial Officer of Comstock Mining, Inc. (NYSE-MKT: LODE), a Nevada-based mining company. From April 2008 to December 2011, Mr. Merrill served as Controller and Treasurer for Fronteer Gold, Inc. (TSE:FRG), a gold exploration company acquired by Newmont Mining Corp (NYSE:NEM). Mr. Merrill began his career at Deloitte & Touche LLP and spent six years working in broader financial accounting, reporting and internal controls. Mr. Merrill holds a Bachelor of Science in accounting from Central Washington University and he received an M.B.A. from the University of Nevada, Reno and is a licensed CPA.

Benjamin Taecker has served as our Chief Engineering and Operating Officer since August 2021 and previously served as our Vice President of Engineering and Operations since January of 2017. From April 2011 to December 2016, Mr. Taecker served in progressive leadership roles, most recently as Plant Superintendent, at Johnson Controls Inc’s JCI Power Systems Division (now known as Clarios) Lead Acid Battery Recycling Center in Florence, South Carolina, where he was involved in the planning, construction, commissioning, and scaling of that facility. Mr. Taecker has over 15 years of design management experience including complex design contracts for the U.S. military. Mr. Taecker has a Mechanical Engineering degree from South Dakota State University.

David McMurtry has served as our Chief Business Officer since July 2022. Previous to Aqua Metals, McMurtry was the CEO of the McMurtry Group, from January 2019 to July 2022, and CEO of the Global Stars Foundation at the Al Dabbagh Group in Jeddah, Saudi Arabia, focused on investing in local sustainable solutions in Asia, Africa, and Latin America from October 2015 to 2019. For the last 25 years, Mr. McMurtry has held multiple executive positions, including with Intuit Inc, and Habitat for Humanity International, while overseeing different organizations’ global strategic planning, implementation, operations, corporate development and M&A. Mr. McMurtry is a Sloan Fellow with a Masters in Business from Stanford University and a Bachelor of Science in Business Administration from California Polytechnic University.

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Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to those persons who served as our chief executive officer during 2022 and our three other highest paid executive officers for the years ended December 31, 2022 and 2021 (in thousands).  In reviewing the table, please note that (i) although Mr. Taecker has served as an executive officer since August 2021, the table reflects all compensation paid to him during 2021 and (ii) Mr. McMurtry did not become Chief Business Officer until July 2022.

				Stock	Option	All Other
		Salary	Bonus	Awards (1)	Awards (2)	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)

Stephen Cotton,	2022	472	473	825	-	12		1,782
President and Chief Executive	2021	450	563	1,058	-	-		2,071
Officer

Judd Merrill,	2022	346	260	378	-	14		998
Chief Financial Officer	2021	328	309	485	-	-		1,122

Benjamin Taecker,	2022	262	131	229	-	10		632
Chief Engineering and	2021	239	156	294	-	-		689
Operating Officer

David McMurtry	2022	130	71	225	-	292	(3)	718
Chief Business Officer	2021	-	-	-	-	-		-

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted common stock award computed in accordance with the provisions of FASB ASC Topic 718 (using the closing price of our common stock on the date of grant). Assumptions used in the calculation of these amounts are included in Note 14, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2022.

(2)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the values of the options as of the grant date in accordance with provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2022.

(3)	Amount includes $290,000 of compensation paid during 2022 to Mr. McMurtry for consulting work performed prior to being hired as the Chief Business Officer.

Narrative Disclosure to Summary Compensation Table

Cotton Employment Agreement

In May 2018, we entered into an executive employment agreement with our President and Chief Executive Officer, Stephen Cotton, which initially provided for an annual salary of $410,000, eligibility for a performance-based bonus, reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of his annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry. On February 25, 2019, we amended the employment agreement with Mr. Cotton, to increase Mr. Cotton’s salary to $450,000 per year, effective as of January 7, 2019. Effective as of January 2, 2022, the Compensation Committee of our Board amended the employment agreement with Mr. Cotton, to increase Mr. Cotton’s salary to $472,500 per year.

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On  March 20, 2023, the compensation committee of our Board approved authorized and approved our negotiation and delivery of  an amended and restated employment agreement with Mr. Cotton pursuant to which we would  pay Mr. Cotton a base salary of $491,400, along with reasonable and customary health insurance and other benefits, at our expense. Under the proposed agreement, Mr. Cotton will be eligible to receive short-term and long-term incentive bonuses of up to 100% and 200% of his base salary, respectively, based on performance criteria approved by the compensation committee. In addition, under the proposed agreement we will provide Mr. Cotton with severance of two times his annual salary, a prorated bonus for the year of his termination and two years of health benefits in the event we terminate Mr, Cotton without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include two times his annual salary, two times his annual bonus, two years of health benefits and the immediate vesting of all unvested equity awards. The foregoing terms are subject to the negotiation and execution of a definitive amended and restated employment agreement with Mr. Cotton.  We expect that the employment agreement will provide for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 13, 2021, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 722,334 RSUs granted under the 2019 Plan. The RSUs were, issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On December 12, 2022, the Compensation Committee of our Board also approved a bonus to Mr. Cotton in the form of 1,270,589 RSUs granted under the 2019 Plan. The RSUs were, issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

Merrill Employment Agreement

In November 2018, we entered into an executive employment agreement with our Chief Financial Officer, Judd Merrill, which initially provided for an annual salary of $275,000, eligibility for a reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of six months of his annual salary and related benefits in the event of our termination of his employment without cause or his resignation for good reason. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry. Effective as of January 22, 2021, the Compensation Committee of our Board amended the employment agreement with Mr. Merrill, to increase Mr. Merrill’s salary to $330,000 per year. Effective as of January 2, 2022, the Compensation Committee of our Board amended the employment agreement with Mr. Merrill, to increase Mr. Merrill’s salary to $346,500 per year.

On  March 20, 2023, the compensation committee of our Board approved authorized and approved our negotiation and delivery of  an amended and restated employment agreement with Mr. Merrill pursuant to which we would pay Mr. Merrill a base salary of $360,500, along with reasonable and customary health insurance and other benefits, at our expense. Under the proposed agreement, Mr. Merrill will be eligible to receive short-term and long-term incentive bonuses of up to 75% and 125% of his base salary, respectively, based on performance criteria approved by the compensation committee. In addition, under the proposed agreement we will provide Mr. Merrill  with severance of 18 months of his annual salary, a prorated bonus for the year of his termination and 18 months of health benefits in the event we terminate Mr, Merrill without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months times of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The foregoing terms are subject to the negotiation and execution of a definitive amended and restated employment agreement with Mr. Merrill.  We expect that the employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

30

On December 13, 2021, the Compensation Committee of our Board approved a bonus to Mr. Merrill in the form of 331,070 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Merrill will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Merrill’s continuation of service to our Company.

On December 12, 2022, the Compensation Committee of our Board approved a bonus to Mr. Merrill in the form of 582,256 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Merrill will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Merrill’s continuation of service to our Company.

Taecker Employment Agreement

In August 2021, we entered executive employment agreement with Mr. Taecker. Pursuant to the employment agreement, we initially agreed to compensate Mr. Taecker at the annual rate of $250,000. Mr. Taecker will be eligible to receive short-term and long-term incentive bonuses of up to 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee of our board of directors. The employment agreement entitles Mr. Taecker to reasonable and customary health insurance and other benefits, at our expense, and severance equal to 150% of his then annual salary and target annual bonus amount in the event of his termination for good reason following a change-in-control of the Company. Effective as of January 2, 2022, the Compensation Committee of our Board amended the employment agreement with Mr. Taecker, to increase Mr. Taecker’s salary to $262,500 per year.

On  March 20, 2023, the compensation committee of our Board approved authorized and approved our negotiation and delivery of an amended and restated employment agreement with Mr. Taecker pursuant to which we would  pay Mr. Taecker a base salary of $273,000 3, along with reasonable and customary health insurance and other benefits, at our expense. Under the proposed agreement, Mr. Tacker will be eligible to receive short-term and long-term incentive bonuses of up to 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee. In addition, under the proposed agreement we will provide Mr. Taecker with severance of 12 months of his annual salary, a prorated bonus for the year of his termination and 12 months of health benefits in the event we terminate Mr, Taecker without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months times of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The foregoing terms are subject to the negotiation and execution of a definitive amended and restated employment agreement with Mr. Taecker.  We expect that the employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 13, 2021, the Compensation Committee of our Board approved a bonus to Mr. Taecker in the form of 200,648 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

On December 12, 2022, the Compensation Committee of our Board approved a bonus to Mr. Taecker in the form of 352,882 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

McMurtry Employment Agreement

In July 2022, we entered executive employment agreement with Mr. McMurtry. Pursuant to the employment agreement, we initially agreed to compensate Mr. McMurtry at the annual rate of $320,000. Mr. McMurtry will be eligible to receive short-term and long-term incentive bonuses of up to 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee of our board of directors. The employment agreement entitles Mr. McMurtry to reasonable and customary health insurance and other benefits, at our expense, and severance equal to 150% of his then annual salary and target annual bonus amount in the event of his termination for good reason following a change-in-control of the Company. Concurrent with the execution of his employment agreement, Mr. McMurtry was granted 119,047 RSUs, with the RSUs vesting over a three-year period from the date of grant. The RSUs are issued subject to the terms and conditions of the Company’s Amended and Restated 2019 Stock Incentive Plan.

On  March 20, 2023, the compensation committee of our Board approved authorized and approved our negotiation and delivery of an amended and restated employment agreement with Mr. McMurtry pursuant to which we would pay Mr. McMurtry a base salary of $338,176, along with reasonable and customary health insurance and other benefits, at our expense. Under the proposed agreement, Mr. McMurtry will be eligible to receive short-term and long-term incentive bonuses of up to 50% and 100% of his base salary, respectively, based on performance criteria approved by the compensation committee. In addition, under the proposed agreement we will provide Mr. Taecker with severance of 12 months of his annual salary, a prorated bonus for the year of his termination and 12 months of health benefits in the event we terminate Mr, McMurtry without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months times of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The foregoing terms are subject to the negotiation and execution of a definitive amended and restated employment agreement with Mr. McMurtry.  We expect that the employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

On December 12, 2022, the Compensation Committee of our Board approved a bonus to Mr. McMurtry in the form of 192,108 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. McMurtry will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. McMurtry’s continuation of service to our Company.

Potential Payments upon Termination

As noted above, the employment agreements for Messrs. Cotton and Merrill entitle each officer to a severance payment and related benefits in the event of our termination of their employment without cause or their resignation for good reason. In such an event. Mr. Cotton will receive a severance payment in the amount of his annual salary, Mr. Merrill will receive a severance payment in the amount of 50% of his annual salary.

If a qualifying involuntary termination had occurred on December 31, 2022, Messrs. Cotton and Merrill would have been eligible to receive the following amounts:

		Health
	Base	Insurance
	Salary	Premiums (1)	Total
Name	($)	($)	($)
	473	28	$501
Stephen Cotton	174	20	$194
Judd Merrill

(1)	Calculated using the monthly COBRA amount based on health insurance elections at December 31, 2022.

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Outstanding Equity Awards at December 31, 2022

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price		Option Expiration Date	Number of Units of Stock that have not vested	Market value of Units of Stock that have not vested

Stephen Cotton	420,000	-	$3.00	(1)	5/2/23
	210,000	-	$5.00	(1)	5/2/23
	210,000	-	$7.00	(1)	5/2/23
						210,000	$262,500	(4)
						281,250	$351,562	(5)
						484,914	$606,143	(6)
						601,994	$752,493	(7)
						1,270,589	$1,588,236	(8)
Judd Merrill	100,000	-	$2.25	(2)	11/8/23
						41,667	$52,084	(4)
						106,250	$132,813	(5)
						161,638	$202,048	(6)
						275,914	$344,893	(7)
						582,256	$727,820	(8)
Benjamin Taecker	5,701	-	$11.84	(3)	7/24/2023
						25,000	$31,250	(4)
						33,542	$41,928	(5)
						65,601	$82,001	(6)
						167,221	$209,026	(7)
						352,882	$441,103	(8)
David McMurtry						119,047	$148,809	(9)
						192,108	$240,135	(8)

(1)

These options were awarded on May 2, 2018. The options vest in 1/36th increments during each of the first 12 months following the date of grant and thereafter the options vest in one-third increments on the second and third anniversary of the date of grant.

(2)	This option was awarded on November 11, 2018. 1/3rd of the option vests on November 8, 2019 and 1/36th of the option vests monthly thereafter.
(3)

These options were awarded on January 24, 2017. The options vest in one-third increments on the first and second anniversary of the date of grant and in 1/36th increments during each of the 12 months following the second anniversary.

(4)	These Restricted Shares were awarded on March 23, 2020. The Restricted Shares vest in three equal annual installments.
(5)	These RSUs were awarded on March 23, 2020. The RSUs vest in six equal semi-annual installments over a three-year period.
(6)	These RSUs were awarded on December 16, 2020. The RSUs vest in six equal semi-annual installments over a three-year period.
(7)	These RSUs were awarded on December 13, 2021. The RSUs vest in six equal semi-annual installments over a three-year period.
(8)	These RSUs were awarded on December 12, 2022. The RSUs vest in six equal semi-annual installments over a three-year period.
(9)	These RSUs were awarded on July 22, 2022. The RSUs vest in three equal semi-annual installments over a three-year period.

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Pay Vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
	(1)	(2)	(3)	(4)	(5)
2022	1,782,375	2,393,412	748,273	994,523	40.98	(15,431,000)
2021	2,071,000	(1,664,687)	905,500	103,847	40.33	(18,191,000)

1.	The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Cotton, in the Summary Compensation Table for fiscal years 2022 and 2021.
2.

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Cotton during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.  See Table below for further information.

3.

The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, namely Mr. Merrill, Mr. Taecker and Mr. McMurtry, in the Summary Compensation Table for fiscal years 2022 and 2021.

4.

The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO.  The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

5.

Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 30, 2020 was $3.05, the closing price of our common stock on December 31, 2021 was $1.23 and the closing price of our common stock on December 30, 2022 was $1.25.

PEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Compensation Actually Paid to PEO
		(1)	(2)	(3)	(4)	(5)	(6)	(7)
2022	$1,782,375	$(825,375)	$1,588,236	$31,563	$0	$(183,388)	$0	$0	$2,393,412
2021	$2,071,000	$(1,058,000)	$888,471	$(3,699,948)	$0	$133,790	$0	$0	$(1,664,687)

(1) Subtract the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table

(2) Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(3) Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(4) Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;

(5) Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

(6) Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

(7) Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

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Non-PEO NEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total for Non-PEOs	Reported Value of Equity Awards for Non-PEOs	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Compensation Actually Paid to Non-PEOs
		(1)	(2)	(3)	(4)	(5)	(6)	(7)
2022	$748,273	$(242,607)	$519,289	$5,846	$0	$(36,278)	$0	$0	$994,523
2021	$905,500	$(389,500)	$327,007	$(829,158)	$9,977	$80,022	$0	$0	$103,847

(1) Subtract the average grant date fair value of the equity awards to our Non-PEO, as reported in the Summary Compensation Table

(2) Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(3) Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

(4) Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;

(5) Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

(6) Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

(7) Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended December 31, 2022 increased by 2% compared to an increase in “compensation actually paid” to our CEO from $(1,664,687) in 2021 to $2,393,412 in 2022 and (b) a decrease in average “compensation actually paid” to our non-CEO NEOs from $905,500 in 2021 to $748,273 in 2022.  In addition, our net loss during the two-year period ended December 31, 2022 decreased by 15%, from $(18,191,000) in 2021 to $(15,431,000) in 2022 compared to the aforementioned increases in “compensation actually paid” to our CEO and decreases in “compensation actually paid”  to our non-CEO NEOs.

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Compensation of Directors

We do not compensate any of our executive directors for their service as a director and we have not adopted any policies or plans with regard to the compensation of our independent directors. However, in February 2019, our Board adopted the following director compensation policy:

●

The Chairman will receive an annual fee of $180,000; each director other than the Chairman will receive an annual fee of $120,000; each Committee person other than the Committee Chair will receive an annual fee of $7,500 per Committee position, except for the Audit Committee position who shall be paid $10,000 annually; and each Committee Chair will receive an annual fee of $10,000 per Chair, except for the Chair of the Audit Committee who shall be paid $15,000 annually. Director compensation can either be payable in cash or payable in AQMS shares based on an annual election made by each Board Member. The number of shares to be issued is determined by the total fee divided by the closing spot price of the last trading day of the respective quarter being paid.

●

An annual grant of $75,000 worth of restricted stock units to the Chairman, $60,000 worth of restricted stock units to the Audit Committee Chairman and $50,000 worth of restricted stock units to all other independent directors.

The following table sets forth the compensation we paid to our independent directors during the year ended December 31, 2022. In reviewing the table, please note that S. Shariq Yosufzai, who joined our Board in May 2018, retired from our Board in June 2022 and David Kanen did not join our Board until August 2022.

	Fees	Fees	Option	Stock	All Other
	Earned or	Earned or	Awards	Awards	Compensation
	Paid in	Paid in	(1)	(2)	(3)	Total
Name	Cash ($)	Stock	($)	($)	($)	($)
Vincent DiVito	$169	$-	$-	$75	$-	$244
Molly P. Zhang	$141	$-	$-	$50	$-	$191
Edward Smith	$139	$-	$-	$50	$-	$189
David Kanen	$-	$23	$-	$-	$-	$23
S. Shariq Yosufzai	$144	$-	$-	$-	$-	$144

(1)

The dollar amounts in Option Awards column above reflect the values of options as of the grant date in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements for the year ended December 31, 2022.

(2)

Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted common stock award computed in accordance with the provisions of FASB ASC Topic 718 (using the closing price of our common stock on the date of grant). Assumptions used in the calculation of these amounts are included in Note 14, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2022.

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Equity Compensation Plan Information

We have adopted the Aqua Metals, Inc. 2014 Stock Incentive Plan providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants. We have reserved 2,113,637 shares of our common stock under the plan. All of our officers, directors, employees and consultants are eligible to participate under the plan. The purpose of the plan is to provide eligible participants with an opportunity to acquire an ownership interest in our company.

In 2019, our board of directors adopted the Aqua Metals, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). A total of 18,500,000 shares of common stock was authorized for issuance pursuant to the 2019 Plan. The 2019 Plan provides for the following types of stock-based awards: incentive stock options; non-statutory stock options; restricted stock; and performance stock. The 2019 Plan, under which equity incentives may be granted to employees and directors under incentive and non-statutory agreements, requires that the option price may not be less than the fair value of the stock at the date the option is granted. Option awards are exercisable until their expiration, which may not exceed 10 years from the grant date.

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options and warrants, and the number of securities remaining available for future issuance, under our equity compensation plan at December 31, 2022.

	Number of			Number of
	Securities to			Securities
	be		Weighted-	Remaining
	Issued Upon		Average	Available for
	Exercise of		Exercise	Future
	Outstanding		Price of	Issuance
	Options,		Outstanding	Under Equity
	Warrants		Options and	compensation
	and Rights		Warrants	Plans
Equity compensation plans approved by stockholders	6,542,204	(1)	$3.82	5,262,254
Equity compensation plans not approved by stockholders	846,372	(2)	$4.48

(1)	Includes 154,267 shares relating to outstanding options and 6,387,937 relating to restricted stock units under our stock-based compensation plans.

(2)	Consists of warrants issued in connection with financing activities and 840,000 shares relating to outstanding options granted in reliance on Nasdaq Rule 5635(c)(4).

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

On February 15, 2021, we entered into a series of definitive agreements with LINICO Corporation, a Nevada corporation, or LiNiCo, pursuant to which we leased, with an option to purchase, our recycling facility at the Tahoe Reno Industrial Center, or TRIC, located in McCarran, Nevada, and acquired an approximate 11% equity interest in LiNiCo. Comstock Inc., a Nevada corporation (NYSE-MKT: LODE), is the beneficial owner of approximately 89% of the common shares of LiNiCo. Our Chief Financial Officer, Judd Merrill, has served as a member of the board of directors of Comstock Inc. since September 2020.

Pursuant to the Industrial Lease Agreement with LiNiCo dated February 15, 2021, we have leased to LiNiCo our 136,750 square foot recycling facility at TRIC. The lease commenced April 1, 2021 and expires on March 31, 2023. During the lease term, LiNiCo has the option to purchase the land and facilities at a purchase price of $14.25 million if the option is exercised and the sale is completed by October 1, 2022 and $15.25 million if the option is exercised and the sale is completed after October 1, 2022 and prior to March 31, 2023. The purchase option is subject to LiNiCo’s payment of a nonrefundable deposit of $1.25 million by October 15, 2021 and a second nonrefundable deposit of $2 million by November 22, 2022, both of which will be applied towards the purchase price. The lease agreement is a triple-net lease pursuant to which LiNiCo’s will be responsible for all fixed costs, including maintenance, utilities, insurance, and property taxes. The lease agreement provides for LiNiCo’s monthly lease payments starting at $68,000 per month and increasing to $100,640 in the last six months of the lease. The lease agreement allows us to retain the use of a portion of the facility for our ongoing research and development activities, including operation of the lab and the use of office space.

Pursuant to a Series A Preferred Stock Purchase Agreement with LiNiCo, we issued 375,000 shares (“Aqua Shares”) of our common stock in consideration of LiNiCo’s issuance 1,500 shares of its Series A Preferred Stock, at a stated aggregate value of $1,500,000, along with a three-year warrant (“Series A Warrant”) to purchase an additional 500 shares of LiNiCo Series A Preferred Stock at an exercise price of $1,000 per share. The 1,500 shares of the Series A Preferred Stock represents approximately 11% of LiNiCo common stock on a fully diluted basis, before giving effect to our exercise of the Series A Warrant or any other outstanding warrants of LiNiCo. In the event that LiNiCo’s sale of the initial 281,250 of the Aqua Shares results in net proceeds to LiNiCo of less than $1,500,000, we were required to pay LiNiCo the difference in cash. As LINICO’s sale of the Aqua Shares resulted in net proceeds to LINICO that were less than $1,500,000, the Company was required to pay LINICO the difference of $232,000 in cash. In January 2022, we exercised the warrant for all 500 LINICO Series A Preferred shares.

In connection with the investment transactions, we also entered into an Investors Rights Agreement and a Voting Agreement, each dated February 15, 2021, pursuant to which LiNiCo granted us customary demand and piggyback registration rights, information rights and the right to nominate one person to the LiNiCo board of directors as long as we are the owner of at least 10% of the LiNiCO common stock on a fully-diluted basis.

In November 2021, we entered into a collaboration agreement with LiNiCO which sets the parameters for future research and development cooperation, as both companies expand into lithium-ion battery recycling and advance our technologies designed to recycle lithium-ion batteries cost-effectively and sustainably.

Since January 1, 2021, we have not entered into any other transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of us total assets at December 31, 2022 and 2021 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.  The policy has been formally adopted by resolution of our Board.

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Stockholder Proposals and Director Nominations for 2024 Annual Meeting

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 7, 2023 to our Corporate Secretary at 5370 Kietzke Lane, #201. Reno, Nevada 89511, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2024 Annual Meeting of Stockholders is held before April 17 , 2024 or after June 17, 2024, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2024 Annual Meeting of Stockholders.

Pursuant to our Third Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2024 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on January 17, 2024 nor earlier than the close of business on December 18, 2023. However, if our 2024 Annual Meeting of Stockholders is not held between April 17, 2024 and June 18, 2024, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is first made. You are also advised to review our Third Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

If you wish to solicit proxies in support of director nominees, other than the Board’s nominees, at the 2024 Annual Meeting pursuant to Rule 14a-19 under the Exchange Act, you must deliver to the us the notice required Rule 14a-19 postmarked or transmitted electronically to us at our principal executive office no later than February 17, 2024. However, if our 2024 Annual Meeting of Stockholders is not held between April 17, 2024 and June 18, 2024, to be timely, the notice required by Rule 14a-19 must be received by us by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is first made.

The chair of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2024 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Third Amended and Restated Bylaws, if the 2024 proxy statement briefly describes the matter and how management’s proxy-holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

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This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker or the Company. The Company will also deliver promptly upon written or oral request a separate copy of the Notice, Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. Please direct any notices or request to the Company to Aqua Metals, Inc., 5370 Kietzke Lane, #201, Reno, Nevada 89511, Attention: Investor Relations, or contact Investor Relations by telephone at (775) 525-1936. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our Proxy Statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

/s/ Vincent L. DiVito
Vincent L. DiVito
Chairman of the Board of Directors

Reno, Nevada

April 4, 2023

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available without charge upon written request to: Corporate Secretary, Aqua Metals, Inc., 5370 Kietzke Lane, #201, Reno, Nevada 89511.

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APPENDIX A

RIGHTS AGREEMENT

DATED AS OF [•], 2023

BY AND BETWEEN AQUA METALS, INC.

AND

VSTOCK TRANSFER, LLC, AS RIGHTS AGENT

i

(continued)

Exhibits

Certificate of Designation of Series A Junior Participating Preferred Stock	A-1

Form of Right Certificate	B-1

Summary of Rights to Purchase Preferred Stock	C-1

ii

RIGHTS AGREEMENT

This Rights Agreement, dated as of [•], 2023 (this “Agreement”), is made and entered into by and between Aqua Metals, Inc., a Delaware corporation (the “Company”), and VStock Transfer, LLC, as Rights Agent (the “Rights Agent”).

RECITALS:

WHEREAS, (i) the Company has generated Tax Benefits (as hereinafter defined) for United States federal and state income tax purposes; (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) and similar state tax laws in order to preserve the ability to fully utilize such Tax Benefits; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on [•], 2023, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) in respect of each of the Company’s Common Stock (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on [•], 2023 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.     Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)     “Acquiring Person” means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Stock; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., New York City time, on the date of this Agreement (the “Effective Time”), will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock, other than (1) pursuant to any agreement or regular-way purchase order for Common Stock that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, or (B) any other Person who is the Beneficial Owner of Common Stock becomes an Affiliate or Associate of such Person, provided, that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Stock; (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Stock outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, or (B) any other Person who is the Beneficial Owner of Common Stock thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Stock; and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Stock, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Stock are treated equally, or (B) any other Person who is the Beneficial Owner of Common Stock thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Stock. Notwithstanding the foregoing, if (1) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Stock so that such Person is not or would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and, to the extent not included within the foregoing, shall also include with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Stock owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations thereunder.

(c)     “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d)     A Person will be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)     which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or an informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

(ii)     which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

(iii)     which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) would not also then be reportable on a statement on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, further, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or an exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;

(iv)     which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1(d)), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or

(v)     which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of shares of Common Stock deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of shares of Common Stock in respect of such Derivative Position that is specified in (A) one or more filings with the SEC by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of shares of Common Stock is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.

(e)     “Board” has the meaning set forth in the Recitals to this Agreement.

(f)     “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)     “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(h)     “Code” has the meaning set forth in the Recitals to this Agreement.

(i)     “Common Stock”, when used with reference to the Company, means, collectively, the shares of common stock, par value $0.001 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Stock”, when used with reference to the Company, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Stock”, when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

(j)     “Company” has the meaning set forth in the Preamble to this Agreement.

(k)     “current market price” has the meaning set forth in Section 11(d)(i).

(l)     “Derivative Position” means any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or a conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Stock and that increases in value as the market price or value of the Common Stock increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Stock, in each case regardless of whether (i) it conveys any voting rights in such Common Stock to any Person; (ii) it is required to be, or capable of being, settled through delivery of Common Stock; or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

(m)     “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Stock Acquisition Date (or, if the tenth calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date); or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement of a tender or an exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Stock.

(n)     “equivalent common stock” has the meaning set forth in Section 11(a)(iii).

(o)     “equivalent preferred stock” has the meaning set forth in Section 11(a)(iii).

(p)     “Effective Time” has the meaning set forth in Section 1(a).

(q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)     “Exchange Ratio” has the meaning set forth in Section 24(a).

(s)     “Exemption Request” has the meaning set forth in Section 34(a).

(t)     “Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Stock will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of any income tax benefit, and only for so long as such Person complies with any limitations or conditions required by the Board in making such determination, provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination in its sole discretion with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.

(u)     “Exempt Transaction” means any transaction that the Board determines, in its sole discretion, is exempt for purposes of this Agreement.

(v)     “Exercise Value” has the meaning set forth in Section 11(a)(iii).

(w)     “Expiration Date” means the earliest of (i) the Close of Business on [•], 2026, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits; (ii) the time at which the Rights are redeemed as provided in Section 23; (iii) the time at which all exercisable Rights are exchanged as provided in Section 24; (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits; and (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

(x)     “Flip-in Event” means the event described in Section 11(a)(ii).

(y)     “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).

(z)     “Issuer” has the meaning set forth in Section 13(b).

(aa)     “NASDAQ” has the meaning set forth in Section 11(d)(i).

(bb)     “NYSE” means the New York Stock Exchange.

(cc)     “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).

(dd)     “Preferred Stock” means shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached as Exhibit A.

(ee)     “Purchase Price” means initially $[•] per one one-thousandth of a share of Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(ff)     “Record Date” has the meaning set forth in the Recitals to this Agreement.

(gg)     “Redemption Price” means $0.001 per Right, subject to adjustment by resolution of the Board to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

(hh)     “Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

(ii)     “Requesting Person” has the meaning set forth in Section 34(a).

(jj)     “Right” has the meaning set forth in the Recitals to this Agreement.

(kk)     “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.

(ll)     “Rights Agent” means VStock Transfer, LLC, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.

(mm)     “Securities Act” means the Securities Act of 1933, as amended.

(nn)     “SEC” means the U.S. Securities and Exchange Commission.

(oo)     “Stock Acquisition Date” means the first date of public announcement by the Company or an Acquiring Person (by press release, filing made with the SEC or otherwise) that a Person has become an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(pp)     “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.

(qq)     “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

(rr)     “Summary of Rights” has the meaning set forth in Section 3(a).

(ss)     “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code or any successor or replacement provision, of the Company or any direct or indirect subsidiary thereof.

(tt)     “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

(uu)     “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(vv)     “Triggering Event” means any Flip-in Event or Flip-over Event.

(ww)     “Trust” has the meaning set forth in Section 24(a).

(xx)     “Trust Agreement” has the meaning set forth in Section 24(a).

2.     Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent, setting forth the respective duties of the Rights Agent and any co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent(s) shall be as the Company shall determine and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

3.     Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights shall be evidenced by the certificates representing shares of Common Stock registered in the names of the record holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form, by notation in accounts reflecting the ownership of such shares of Common Stock (which certificates and uncertificated shares of Common Stock, as applicable, shall also be deemed to be Right Certificates); (ii) the Rights shall be transferable only in connection with the transfer of the underlying share of Common Stock; and (iii) the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. The Company will make available, as promptly as practicable following the Record Date, a copy of the Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such certificates registered in the names of the holders thereof.

(b)           Rights shall be issued by the Company, without any further action, in respect of all shares of Common Stock (other than shares of Common Stock issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such shares of Common Stock will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Stock may from time to time be listed or quoted, or to conform to usage:

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aqua Metals, Inc. and VStock Transfer, LLC (or any successor Rights Agent), as Rights Agent, dated as of [•], 2023 (as it may be amended or supplemented from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Aqua Metals, Inc. The Rights are not exercisable prior to the occurrence of certain events as specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Aqua Metals, Inc. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after its receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were Beneficially Owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

With respect to any uncertificated shares of Common Stock, a legend in substantially similar form will be included in a notice to the record holder of such stock in accordance with applicable law. Notwithstanding the provisions of this Section, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

(c)           Any Right Certificate issued pursuant to this Section 3 that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Affiliates or Associate thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively without independent verification thereof for all purposes that no Person has become an Acquiring Person or an Affiliate or Associate of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

(d)           As promptly as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date as set forth herein, the Company shall prepare and execute, and the Rights Agent shall countersign and the Company shall send or cause to be sent (or, the Rights Agent shall, if requested in writing to do so by the Company and provided with all necessary and relevant information and documentation, in form and substance reasonably satisfactory to the Rights Agent, send), by first-class, insured, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate thereof), at the address of such holder shown on the records of the Company or the transfer agent or registrar for such Common Stock, a Right Certificate evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of, and after, the Distribution Date, the Rights shall be evidenced solely by such Right Certificates, and the Right Certificates and the Rights shall be transferable separately from the transfer of a share of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days.

(e)           In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

4.     Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which will not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

5.     Countersignature and Registration. (a) The Right Certificates will be executed on behalf of the Company by its Chief Executive Officer, its President, any Vice President or any other officer of the Company, either manually or by facsimile signature, and will have affixed thereto the Company’s seal or a facsimile thereof, which will be attested to by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not so authorized.

(b)     Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documentation as referred to in Section 3(d), the Rights Agent will keep or cause to be kept, at the office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.     Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 3(c), 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence, as the Company or the Rights Agent may reasonably request, of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates of such Beneficial Owner, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 3(c), 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. Pursuant to this Agreement, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement that requires the payment of such taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.

(b)     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

(c)       Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

7.       Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date and prior to the Expiration Date, upon the surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America, by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable tax and/or charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier to occur of (x) the Expiration Date and (y) such time as all outstanding Rights have been exercised, redeemed or exchanged pursuant to the terms of this Agreement.

(b)     Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-thousandths of a share of Preferred Stock to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit shares of Preferred Stock issuable upon the exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests); (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common stock (or, in the case of uncertificated shares, a notice of the number of equivalent common stock for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii); (iv) when necessary to comply with this Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; (v) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii); (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate; and (vii) when necessary to comply with this Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided in Section 11(l).

(c)     Except as otherwise provided herein, in case the registered holder of any Right Certificate properly exercises less than all of the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Sections 6 and 14.

(d)      Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or of any such Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or of any such Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or of any such Affiliate or Associate thereof) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(d), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use commercially reasonable efforts to ensure compliance with the provisions of this Section 7(d) and Section 3(c) hereof, but neither the Company nor the Rights Agent have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(e)           Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

8.       Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

9.        Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:

(a)     It shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, a number of shares of Preferred Stock that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

(b)     So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

(c)     It shall take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon the exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and non-assessable securities.

(d)     It shall pay when due and payable any and all transfer taxes and/or charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax or charge is due.

(e)     If the Company, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act with respect to the securities issuable upon exercise of the Rights, the Company will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Stock Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights; (ii) to cause such registration statement to become effective as soon as practicable after such filing; and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)     In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 11, 13, 14, 23 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

10.     Record Date. Each Person in whose name any certificate representing Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such share of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes and/or charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock (or Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Stock (or Common Stock and/or other securities, as the case may be) are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(e) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.     Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)     (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivides the outstanding Preferred Stock, (C) combines the outstanding Preferred Stock into a smaller number of Preferred Stock, or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon the exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Stock were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

(ii)     Subject to the provisions of Section 23 and Section 24, if any Person becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Stock, such number of shares of Common Stock as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Stock (as determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and any subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

(iii)     Upon the occurrence of a Flip-in Event, if there is not a sufficient number of shares of Common Stock authorized but unissued or issued but not outstanding to permit the issuance of all shares of Common Stock issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board will use its best efforts to promptly authorize and, subject to the provisions of Section 9(e), make available for issuance additional shares of Common Stock or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board) to the Common Stock (for purposes of this Section 11(a)(iii), “equivalent common stock”). In the event that equivalent common stock is so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) shares of Common Stock, to the extent any are available, and (B) a number of shares of equivalent common stock, which the Board has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all Common Stock issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any shares of Common Stock available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Stock Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there is not a sufficient number of shares of Common Stock and/or equivalent common stock available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Stock (to the extent available), equivalent common stock (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Stock Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such holder of Rights has been paid.

(b)     In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company will not be deemed outstanding for the purposes of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)     In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which the Preferred Stock begins to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)     (i) For the purposes of any computation hereunder, the “current per share market price” of Common Stock on any date will be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in such shares of Common Stock or securities convertible into such Common Stock (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per equivalent common share. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on The Nasdaq Stock Market LLC (“NASDAQ”) or, if the Common Stock is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If the Common Stock is not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.

(ii)     For the purposes of any computation hereunder, the “current per share market price” of the Preferred Stock will be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Stock cannot be determined in the manner provided above, the “current per share market price” of the Preferred Stock will be conclusively deemed to be an amount equal to the current per share market price of the Common Stock multiplied by 1,000 (as such number may be appropriately adjusted to reflect events, such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Stock will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a share of Preferred Stock will be equal to the current per share market price of one share of Preferred Stock divided by 1,000.

(e)     Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or a decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)     If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon the exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)     All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock issuable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.

(h)     Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)     The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)     Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificates issued hereunder.

(k)     Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights or of any other securities of the Company issuable upon the exercise of the Rights, the Company shall take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l)     In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of shares of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m)     Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of shares of Preferred Stock at less than the current per share market price therefor; (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock is not taxable to such stockholders.

(n)     Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date, but prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides any outstanding shares of Common Stock; (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

(o)     Other than with respect to an Exempt Transaction, the Company covenants and agrees that, after the earlier of the Distribution Date and the Stock Acquisition Date, it shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or substantially diminish the benefits intended to be afforded by the Rights.

12.     Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such a certificate.

13.     Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that, at any time after a Person has become an Acquiring Person:

(i)       the Company consolidates with, or merges with or into, any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) and the Company is not the continuing or surviving corporation of such consolidation or merger; or

(ii)     any Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all, or part, of the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

(iii)     the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof); then, and in each such case, proper provision shall be made so that from and after the latest of the Distribution Date, the Stock Acquisition Date, and the date of the occurrence of such Flip-over Event: (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the Stock Acquisition Date, such number of duly authorized, validly issued, fully paid, non-assessable and freely tradeable Common Stock of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the Stock Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Stock of the Issuer (as determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including, without limitation, the reservation of a sufficient number of shares of its Common Stock to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights.

(b)     For the purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above); and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that in any such case: (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Stock of the Issuer will be deemed to be references to the Common Stock of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Stock which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Stock.

(c)     The Company will not consummate any Flip-over Event if (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized shares of Common Stock (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer shall:

(A)     if the Issuer, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act, then the Issuer shall prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon the exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(B)     take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights;

(C)     deliver to holders of the Rights historical financial statements for the Issuer and each of its affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act;

(D)     use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(E)     use its best efforts, if such Common Stock of the Issuer is listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on NASDAQ, the NYSE or on such securities exchange, or if the securities of the Issuer that may be acquired upon exercise of the Rights are not listed or admitted to trading on NASDAQ, the NYSE or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(F)     obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Issuer subject to purchase upon exercise of outstanding Rights.

(d)     In case the Issuer that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Issuer to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Issuer at less than the then current market price or securities exercisable for, or convertible into, Common Stock of such Issuer at less than such then current market price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Issuer pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Issuer have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Issuer has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e)     The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

14.     Fractional Rights and Fractional Securities. (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.

(b)     The Company will not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock or to register fractional shares of Preferred Stock on the stock transfer books of the Company (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to any Person to whom or which such fractional shares of Preferred Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of one share of Preferred Stock is the closing price of the Preferred Stock (as determined in the same manner as set forth Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c)     Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of a share of Common Stock or other securities issuable upon the exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For the purposes of this Section 14(c), the current market value of one share of Common Stock or other security issuable upon the exercise or exchange of the Rights is the closing price thereof (as determined in the same manner as set forth in Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange.

(d)     The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)     Whenever a payment of cash in lieu of fractional Rights, fractional shares of Preferred Stock or fractional shares of Common Stock is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment of cash in lieu of fractional Rights, fractional shares of Preferred Stock or fractional shares of Common Stock under this Agreement unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.     Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent hereunder, including Section 18 or Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the shares of Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any registered holder of shares of Common Stock), may in his/her own behalf and for his/her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his/her right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of the Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

16.     Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)     Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of shares of Common Stock;

(b)     After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and duly executed;

(c)     Subject to Sections 6(a) and 7(e), the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, will be affected by any notice to the contrary;

(d)     Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or an administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its commercially reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17.     Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Stock or any other securities of the Company, which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged in accordance with the provisions hereof.

18.     Concerning the Rights Agent. (a) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors for, and hold them harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b)     The Rights Agent shall be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Stock or Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

(c)      Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company in accordance with Section 26 hereof of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder except to the extent that such failure actually prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to or different from any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld.

(d)      The provisions of this Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

19.     Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

(b)     If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver the Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

20.     Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, will be bound:

(a)     The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with such advice or opinion.

(b)     Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of current market price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c)     The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

(d)     The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates or be required to verify the same (except its countersignature thereof), but all such statements and recitals are deemed to have been made by the Company only.

(e)     The Rights Agent shall not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including, but not limited to, the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment required under the provisions of Sections 11,13, 23 or 24 or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of the Rights evidenced by the Right Certificates after actual notice of any such adjustment, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when so issued, be duly authorized, validly issued, fully paid and non-assessable.

(f)     The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)     The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall have no duty to independently verify the accuracy or completeness of such instructions and shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent verbal or written instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in the absence of bad faith in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h)     The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent (or its shareholders, affiliates, directors, officers or employees) from acting in any other capacity for the Company or for any other Person.

(i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be liable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

(j)     If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof; or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company.

(k)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

21.     Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 calendar days’ notice in writing mailed to the Company in accordance with Section 26 hereof and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Stock or the Common Stock, by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon at least 30 calendar days’ notice in writing, mailed to the Rights Agent or such successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Stock and the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 90 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his/her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After its appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver to the successor Rights Agent any property at the time held by it hereunder, and will execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Stock and/or the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.     Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number and/or kind of securities issuable upon the exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to shares of Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than the Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Common Stock, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such shares of Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued; (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof; and (iii) no such Right Certificate shall be issued to an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

23.     Redemption. (a) The Board may, in its sole discretion, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then-outstanding Rights at the Redemption Price. Any such redemption will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board).

(b)     Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption (with prompt written notice to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company or the transfer agent’s records; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based upon the current per share market price of the Common Stock (as determined pursuant to Section 11(d)) at the time of such redemption), or any other form of consideration deemed appropriate by the Board (based upon the fair market value of such other consideration, as determined by the Board in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to the holders of Common Stock and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board) at the time of such redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

24.     Exchange. (a) The Board may, in its sole discretion, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares of Common Stock pursuant to the exchange shall be entitled to receive such shares of Common Stock (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board will not be empowered to effect such exchange at any time after any Acquiring Person, who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding shares of Common Stock.

(b)     Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange (with prompt written notice thereof also provided to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. Each such notice of exchange will state the method by which the exchange of such shares of Common Stock for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

(c)     The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for any share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock) such that the current market price of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current market price of one share of Common Stock as of the date of such exchange.

25.     Notice of Certain Events. (a) If after the Distribution Date the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend); (ii) to offer to the holders of Preferred Stock rights, options or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly-owned Subsidiaries; (v) to effect the liquidation, dissolution or winding up of the Company; or (vi) to declare or pay any dividend on the Common Stock payable in shares of Common Stock or to effect a subdivision, combination or reclassification of the Common Stock, then, in each such case, the Company will give to the Rights Agent and each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock and/or the shares of Preferred Stock, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining the holders of the shares of Preferred Stock for the purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock and/or the shares of Preferred Stock, whichever is the earlier.

(b)     In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice in writing of the occurrence of such event, which specifies the event and the consequences of the event to the holders of Rights.

(c)     Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a press release issued with national distribution or a filing by the Company with the SEC shall constitute sufficient notice to the holders of any Rights or of any shares of Common Stock for the purposes of this Agreement.

26.     Notices. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:

Aqua Metals, Inc.

5370 Kietzke Lane, Suite 201

Reno, Nevada 89511

Attention: Judd Merrill, CFO

with a copy to (which copy shall not constitute notice):

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attention: Kenneth M. Silverman, Esq.

(b)     Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598
Attention: Yoel Goldfeder

(c)     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any shares of Common Stock) will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.     Supplements and Amendments. Prior to the time at which any Person becomes an Acquiring Person, and subject to the penultimate sentence of this Section 27, the Company may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights or Common Stock. At any time, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights or shares of Common Stock in order (a) to cure any ambiguity; (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein; (c) to shorten or lengthen any time period hereunder; or (d) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that, from and after the time any Person becomes an Acquiring Person, no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable other than in accordance with the terms of this Section 27. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board may determine to be appropriate. Notwithstanding anything in this Agreement to the contrary, any supplement or amendment to this Agreement shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board to take any other action that is consistent with its fiduciary duties under applicable Delaware law.

28.     Successors; Certain Covenants. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

29.     Benefits of This Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the shares of Common Stock). The Company and, by accepting the Rights hereunder, each holder of the Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 29 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 29; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 29; and (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

30.     Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

31.     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided, further that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and will not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

32.     Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

33.     Determinations and Actions by the Board. (a) For all the purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for the purpose of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. Except as otherwise specifically provided herein, the Board will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void, to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the rights in accordance with Section 24 hereof, or to amend or not amend this Agreement in accordance with Section 27 hereof). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to any Person, including, without limitation, the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

(b)     If at any time the Board determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter. Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.

34.     Process to Seek Exemption. (a) Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.99% or more of the then-outstanding shares of Common Stock (or, in the case of any Person who would otherwise constitute an Acquiring Person as of the Effective Time but will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as provided in Section 1(a), any additional shares of Common Stock) (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Exemption Request shall be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of such shares of Common Stock, the maximum number and percentage of such shares of Common Stock that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.99% or more of the then-outstanding shares of Common Stock or, if such Requesting Person Beneficially Owns 4.99% or more of the then-outstanding shares of Common Stock, any additional shares of Common Stock prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 34. The Board shall, in good faith, endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 34(a), the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving shares of Common Stock as the Board may require; provided that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 34(a), including, without limitation, restrictions on the ability of the Requesting Person to transfer shares of Common Stock acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.

(b)     The Board, in its sole discretion, may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 34(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including, without limitation, restrictions on the ability of the transferee to transfer shares of Common Stock acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 34(b) may be made prospectively or retroactively.

35.     Suspension of Exercisability or Exchangeability. To the extent that the Board determines in good faith that some action will or may need to be taken pursuant to, or in order to properly give effect to, Sections 7, 11, 13, 21, 23 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Stock is listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period of time sufficient to allow it to take such action or to comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing whenever it makes such a public announcement temporarily suspending the exercisability or exchangeability of the Rights, and whenever such suspension has been lifted. Upon such suspension, any rights of action vested in a holder of the Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Agreement will not affect the validity of any action taken hereunder.

36.     Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

37.     Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically will have the same authority, effect and enforceability as an original signature.

38.     Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

AQUA METALS, INC.

By:
Name:
Title:

VSTOCK TRANSFER, LLC

By:
Name:
Title:

Signature Page to Rights Agreement

EXHIBIT A

CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING
PREFERRED STOCK
of
AQUA METALS, INC.

(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

Aqua Metals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:

That, pursuant to authority vested in the Board of Directors of the Company by its First Amended and Restated Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the First Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), a series of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

I.      Designation and Amount

The shares of such series will be designated as Series A Junior Participating Preferred Stock (the “Series A Preferred”) and the number of shares constituting the Series A Preferred is 200,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into the Series A Preferred.

II.      Dividends and Distributions

(a)     Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series A Preferred with respect to dividends, the holders of shares of the Series A Preferred, in preference to the holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of the Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series A Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides the outstanding shares of Common Stock; (iii) combines the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series A Preferred are then issued or outstanding, the amount to which the holders of shares of the Series A Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)     The Company will declare a dividend on the Series A Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series A Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.

(c)     Dividends will accrue on outstanding shares of the Series A Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of the Series A Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of the holders of shares of the Series A Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of the holders of shares of the Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

III.      Voting Rights

The holders of shares of the Series A Preferred will have the following voting rights:

(a)     Subject to the provision for adjustment hereinafter set forth, each share of the Series A Preferred will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides the outstanding shares of Common Stock; (iii) combines the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the number of votes per share to which the holders of shares of the Series A Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)     Except as otherwise provided herein, in any Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of the Series A Preferred and the holders of shares of the Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)     Except as set forth herein, or as otherwise provided by applicable law or the Certificate of Incorporation, holders of the shares of Series A Preferred shall have no special (or separate) voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

IV.      Certain Restrictions

(a)     Whenever dividends or other dividends or distributions payable on the Series A Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series A Preferred outstanding have been paid in full, the Company will not:

(i)     Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred;

(ii)     Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except dividends paid ratably on the shares of Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)     Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series A Preferred; or

(iv)     Redeem, purchase or otherwise acquire for consideration any shares of the Series A Preferred, or any shares of stock ranking on a parity with the shares of Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)     The Company shall not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.

V.      Reacquired Stock

Any shares of the Series A Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

VI.      Liquidation, Dissolution or Winding Up

Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred unless, prior thereto, the holders of shares of the Series A Preferred have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of the Series A Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of the Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except distributions made ratably on the shares of Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides the outstanding shares of Common Stock; (iii) combines the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series A Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of the Series A Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VII.      Consolidation, Merger, Etc.

In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of the Series A Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (b) subdivides the outstanding shares of Common Stock; (c) combines the outstanding shares of Common Stock into a smaller number of shares; or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series A Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series A Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VIII.      Redemption

The shares of Series A Preferred shall not be redeemable.

IX.      Rank

The Series A Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock and shall rank senior to the Common Stock as to such matters.

X.      Amendment

Notwithstanding anything contained in the Certificate of Incorporation to the contrary and in addition to any other vote required by applicable law, neither the Certificate of Incorporation nor this Certificate of Designation may be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred, voting together as a single series.

XI.      Fractional Shares

The Series A Preferred may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred.

IN WITNESS WHEREOF, I have signed this Certificate of Designation on behalf of Aqua Metals, Inc. this [•] day of [•], 2023.

AQUA METALS, INC.

By:
Name:
Title:

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-___________	______________ Rights

NOT EXERCISABLE AFTER [•], 2026 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.]*

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Right Certificate

AQUA METALS, INC.

This certifies that ________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of [•], 2023 (the “Rights Agreement”), by and between Aqua Metals, Inc., a Delaware corporation (the “Company”), and VStock Transfer, LLC, (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $[•] per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon the surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon the exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate that are not defined herein shall have the meanings ascribed to them in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the office or offices of the Rights Agent designated for such purpose and can be obtained from the Company without charge upon the written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

Pursuant to the Rights Agreement, from and after the occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (a) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person); (b) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event; or (c) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (i) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (ii) a transfer which the Board of Directors of the Company has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement will be canceled.

This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon the presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of a share of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional shares of Preferred Stock or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of _______, ____.

ATTEST:	AQUA METALS, INC.

By:
Name:
Title:

Countersigned:

VSTOCK TRANSFER, LLC, as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED, ___________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to
exercise the Right Certificate)

To Aqua Metals, Inc.:

The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the one one-thousandths of a share of Preferred Stock or other securities issuable upon the exercise of such Rights and requests that a certificate or certificates for such securities be issued in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

NOTICE

Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

On [•], 2023, the Board of Directors of Aqua Metals, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The dividend is payable on [•], 2023 (the “Record Date”) to our stockholders of record on that date. Each Right entitles the holder to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $[•] per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The terms of the Rights are set forth in a rights agreement, dated as of [•], 2023, as may be amended from time to time, by and between the Company and VStock Transfer, LLC, as rights agent (the “Rights Agreement”).

The Rights Agreement is intended to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards and other tax attributes to reduce potential future federal income tax obligations. Under the Internal Revenue Code, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, we may “carry forward” tax losses and credits in certain circumstances to offset any current and future earnings and thus reduce our federal and state income tax liability, subject to certain requirements and restrictions. To the extent that our tax attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of losses and credits, and therefore these tax attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Code, our ability to use these tax attributes will be substantially limited, and the timing of the usage of the tax attributes could be substantially delayed, which could significantly impair the value of that asset.

In general terms, the Rights Agreement imposes a significant penalty upon any person, entity or group thereof (a “Person”) that acquires beneficial ownership of 4.99% or more of our outstanding Common Stock without the prior approval of our Board of Directors. A Person that acquires a percentage of our Common Stock in excess of that threshold is called an “Acquiring Person.”

This Summary of Rights provides a general description of the Rights Agreement. Because it is only a summary, this description should be read together with the entire Rights Agreement, which we incorporate in this summary by reference. We intend to file the Rights Agreement with the Securities and Exchange Commission. Upon written request, we will provide a copy of the Rights Agreement free of charge to any stockholder.

The Rights. Our Board of Directors authorized the issuance of one Right per each share of our Common Stock outstanding as of the close of business on the Record Date. If the Rights become exercisable, each Right would allow its holder to purchase from us one one-thousandth of a share of our Preferred Stock for the Purchase Price.

C-1

Each fractional share of Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Common Stock. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of:

●	10 days after a public announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person; and

●

10 business days (or a later date determined by our Board of Directors) after a Person begins a tender or an exchange offer that, if completed, would result in that Person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Rights may be exercised to purchase shares of our Preferred Stock only after the Distribution Date occurs and prior to the Expiration Date (as defined below).

Flip-In Event. In the event that a Person or an affiliate or associate of such Person becomes an Acquiring Person (unless the event causing such Person to become an Acquiring Person is a transaction described as a “Flip-Over Event,” as described below or the Rights are exchanged, as described below) each holder of a Right, except the Acquiring Person, may exercise their Right upon payment of the Purchase Price to purchase shares of our Common Stock (or, in certain circumstances, other securities or assets as determined by the Board of Directors) with a market value of two times the Purchase Price. We refer to this as a “Flip-In Event.”

Flip-Over Event. In the event that, at any time after a Person or an affiliate or associate of such Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of a Right, except the Acquiring Person, may exercise their Right upon payment of the Purchase Price, to purchase shares of common stock of the acquiring or other appropriate entity with a market value of two times the Purchase Price of the Rights. We refer to this as a “Flip-Over Event.”

Exchange. At any time after any Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the then-outstanding shares of Common Stock, our Board of Directors may exchange each Right (other than Rights owned by such Acquiring Person which will have become null and void) for one share of Common Stock or equivalent securities.

Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of our Common Stock that would cause a stockholder to become an Acquiring Person may not jeopardize the availability of any tax attributes to the Company. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempt Person” or to designate a transaction involving our Common Stock as an “Exempt Transaction.” An “Exempt Person” cannot become an Acquiring Person under the Rights Agreement. Our Board of Directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a Person jeopardizes the availability of tax attributes to the Company.

C-2

Right Certificates and Transferability. Prior to the Distribution Date, the Rights will be evidenced by the certificates for shares of Common Stock, and the Rights will be transferable only with the related Common Stock (or, in the case of uncertificated Common Stock, the applicable record of ownership) and will be automatically transferred with any transfer of the related Common Stock. After the Distribution Date, the Rights will separate from the Common Stock and be evidenced by separate right certificates (“Right Certificates”), which we will mail to all holders of Rights, except any Acquiring Persons whose Rights will become null and void upon becoming an Acquiring Person. After the close of business on the Distribution Date and prior to the Expiration Date (as defined below), the Rights may only be transferred, split up, combined, or exchanged upon written request to the Rights Agent and surrender of the Right Certificate.

Expiration. The Rights will expire on the earliest of (i) the close of business on [•], 2026, or such earlier date as of which our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of the tax benefits; (ii) the time at which the Rights are redeemed as provided in Section 23 of the Rights Agreement; (iii) the time at which all exercisable Rights are exchanged as provided in Section 24 of the Rights Agreement; (iv) the close of business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of the tax benefits; and (v) the close of business on the first day of a taxable year of the Company to which our Board of Directors determines that no tax benefits may be carried forward (the “Expiration Date”).

Redemption. Our Board of Directors may redeem all (but not less than all) of the Rights for a redemption price of $0.001 per Right at any time before a Person has become an Acquiring Person. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of such Rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our Common Stock.

Anti-Dilution Provisions. Our Board may adjust the Purchase Price of the Preferred Stock, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the shares of Preferred Stock or our Common Stock. No adjustments to the Purchase Price of less than one percent will be made.

Amendments. Before the time a Person has become an Acquiring Person, our Board of Directors may amend or supplement the Rights Agreement in any respect without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.001 per Right. At any time, our Board of Directors may amend or supplement the Rights Agreement to cure any ambiguity, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period or to supplement or amend the provisions of the Rights Agreement in any manner which the Company may deem desirable, but after a Person has become an Acquiring Person only to the extent that those changes do not impair or adversely affect any Rights holder and do not result in the Rights again becoming redeemable. The limitations on our Board of Director’s ability to amend the Rights Agreement does not affect our Board of Director’s power or ability to take any other action that is consistent with its fiduciary duties under applicable Delaware law.

* * *

C-3

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE

FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AQUA METALS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Aqua Metals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.         The name of the corporation is: Aqua Metals, Inc. (the “Corporation”).

2.         The First Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking Article “FOURTH” thereof, so that, as amended said Article “FOURTH” shall read in its entirety, as follows:

“FOURTH:                  The total number of shares which the Corporation is authorized to issue is two hundred two million (202,000,000) shares, consisting of two hundred million (200,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and two million (2,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The Corporation may issue fractions of a share. The number of authorized shares of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of Section 242(b)(2) of the DGCL.

A.           Preferred Stock.

The Board of Directors of the Corporation is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased (but not above the number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding). Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or junior to the Preferred Stock of any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be required in connection with the designation or the issuance of any shares of any series of any Preferred Stock authorized by and complying with the conditions herein, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

B.           Common Stock.

1.    Voting. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

2.    Dividends. The holders of Common Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors out of funds legally available for such purpose and subject to any preferential dividend rights of any then outstanding Preferred Stock.

3.    Liquidation, Dissolution, Winding Up. After distribution in full of the preferential amount, if any (fixed in accordance with the provisions of paragraph A of this Article FOURTH), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

3.         The amendment of the First Amended and Restated Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the Board of Directors of the Corporation and the stockholders entitled to vote thereon in accordance with the provisions of Section 242 of the DGCL.

Signature Page Follows

IN WITNESS WHEREOF, said Aqua Metals, Inc., has caused this Certificate of Amendment to be signed by Judd Merrill, its Chief Financial Officer, this [•] day of [•], 2023.

AQUA METALS, INC.

By:
Name:	Judd Merrill
Title:	Chief Financial Officer

APPENDIX C

AQUA METALS, INC.

AMENDED AND RESTATED

2022 EMPLOYEE STOCK PURCHASE PLAN

This Amended and Restated Aqua Metals, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) is effective on March 14, 2023 (the “Effective Date”), subject to approval by the Company’s stockholders by March 13, 2024, which is within twelve (12) months of the date on which the Plan is approved by the Aqua Metals, Inc.’s (the “Company”) Board of Directors. If stockholder approval is not obtained, then this Plan and any grants made hereunder, shall immediately terminate and be null and void.

The Aqua Metals, Inc. 2022 Employee Stock Purchase Plan was approved by the Board of Directors on December 15, 2022 (“Original Plan”). The Original Plan is amended and superseded in full by this Plan, which was approved by the Board on March 14, 2023.

1.           Purpose and Structure of the Plan and its Sub-Plans.

1.1        The purpose of this Plan is (a) to provide eligible employees of the Company and Participating Companies who wish to become stockholders in the Company a convenient method of doing so, (b) to encourage employees to work in the best interests of stockholders of the Company, (c) to support recruitment and retention of qualified employees, and (d) to provide employees an advantageous means of accumulating long-term investments. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. This Plan document is an omnibus document which includes a sub-plan (“Statutory Plan”) designed to permit offerings of grants to employees of certain Subsidiaries that are Participating Companies where such offerings are intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423 for any Subsidiary, individual, offering or grant) and also separate sub-plans (“Non-Statutory Plans”) which permit offerings of grants to employees of certain Participating Companies which are not intended to satisfy the requirements of Section 423 of the Code. Section 6 of the Plan sets forth the maximum number of shares to be offered under the Plan (and its sub-plans), subject to adjustments as permitted under Sections 19 and 20.

1.2       The Statutory Plan shall be a separate and independent plan from the Non-Statutory Plans, provided, however, that the total number of shares authorized to be issued under the Plan applies in the aggregate to both the Statutory Plan and the Non-Statutory Plans. Offerings under the Non-Statutory Plans may be made to achieve desired tax or other objectives in particular locations outside the United States of America or to comply with local laws applicable to offerings in such foreign jurisdictions. Offerings under the Non-Statutory Plans may also be made to employees of entities that are not Subsidiaries.

1.3       All employees who participate in the Statutory Plan shall have the same rights and privileges under such sub-plan except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5). The terms of the Statutory Plan shall be those set forth in this Plan document to the extent such terms are consistent with the requirements for qualification under Code Section 423. The Administrator may adopt Non-Statutory Plans applicable to particular Participating Companies or locations that are not participating in the Statutory Plan. The terms of each Non-Statutory Plan may take precedence over other provisions in this document, with the exception of Sections 6, 19 and 20 with respect to the total number of shares available to be offered under the Plan for all sub-plans. Unless otherwise superseded by the terms of such Non-Statutory Plan, the provisions of this Plan document shall govern the operation of such Non-Statutory Plan. Except to the extent expressly set forth herein or where the context suggests otherwise, any reference herein to “Plan” shall be construed to include a reference to the Statutory Plan and the Non-Statutory Plans.

2.       Definitions.

2.1    “Account” means the funds accumulated with respect to an individual employee as a result of deductions from such employee’s paycheck (or otherwise as permitted in certain circumstances under the terms of the Plan) for the purpose of purchasing Common Stock under this Plan. The funds allocated to an employee’s Account shall be deposited in the Company's general corporate accounts and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such funds allocated to an employee’s Account from any other corporate funds, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

2.2    “Administrator” means the Committee or the persons acting within the scope of their authority to administer the Plan pursuant to a delegation of authority from the Committee pursuant to Section 22.

2.3    “Affiliate” means an entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

2.4    “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d‑3 under the Exchange Act and any successor to such Rule.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Change in Control” means the occurrence of any of the following:

(i)         The acquisition by any Person of “Beneficial Ownership” (as such term is defined under Rule 13d‑3 under the Securities Exchange Act of 1933 and any successor to such Rule) of more than fifty percent (50%) of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 2.6, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any related entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), and (2) of subsection (ii) below; or

(ii)         Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any entity in which the Company direcly or indirectly owns more than 50% of the value of its outstanding equity interests (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) and (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity; or

(iii)         Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include any sale of assets, a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

2.7    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8    “Committee” means the Compensation Committee of the Board. The Committee may delegate its responsibilities as provided in Section 22.

2.9    “Common Stock” means the common stock of the Company.

2.10    “Company” means Aqua Metals, Inc, a Delaware corporation, and its successors and assigns.

2.11    “Compensation” means, unless the Committee establishes otherwise for a future offering, all base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions.

2.12    “Enrollment Agreement” means an agreement between the Company and an employee, in such form as may be established by the Company from time to time, pursuant to which the employee elects to participate in this Plan or elects changes with respect to such participation as permitted under the Plan.

2.13    “ESPP Broker” means a stock brokerage or other entity designated by the Company to establish accounts for Common Stock purchased under the Plan by participants.

2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15    “Fair Market Value” means the 30-day volume weighted average price for the Common Stock immediately preceding the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.16    “Offering Date” as used in this Plan shall be the commencement date of an offering. A different date may be set by the Committee.

2.17    “Participating Company” means (i) the Company, (ii) any Wholly-Owned Subsidiary, and (iii) any Subsidiary or Affiliate that has been designated by the Board as eligible to participate in the Plan. For purposes of participation in the Statutory Plan, only the Company and its Subsidiaries may be considered Participating Companies, and the Board shall designate from time to time which Subsidiaries will be Participating Companies in the Statutory Plan and which Subsidiaries and Affiliates will be Participating Companies in particular Non-Statutory Plans. The foregoing designations and changes in designation by the Board shall not require stockholder approval. Notwithstanding the foregoing, the term “Participating Company” shall not include any Subsidiary or Affiliate that offers its employees the opportunity to participate in an employee stock purchase plan covering the Subsidiary’s or Affiliate’s common stock.

2.18    “Plan” means this Amended and Restated Aqua Metals, Inc. 2022 Employee Stock Purchase Plan, as may be amended from time to time.

2.19    “Person” shall have the same meaning as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto (the “Exchange Act”), and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

2.20    “Purchase Date” means the last day of an offering.

2.21    “Purchase Price” is the price per share of Common Stock of the Company as established pursuant to Section 5 of the Plan.

2.22    “Subsidiary” means any corporation (other than the Company), domestic or foreign, that is in an unbroken chain of corporations beginning with the Company if, on an Offering Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as described in Code Section 424(f).

2.23    “Wholly-Owned Subsidiary” means any corporation (other than the Company), domestic or foreign, that is in an unbroken chain of corporations beginning with the Company if, on an Offering Date, each of the corporations other than the last entity in the unbroken chain owns stock possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as described in Code Section 424(f).

3.    Employees Eligible to Participate. Any employee of a Participating Company who is in the employ of any Participating Company as of the first Offering Date is eligible to participate in this Plan as of such first Offering Date and on each Offering Date thereafter so long as the employee continues to be employed with a Participating Company through and on such applicable Offering Date; provided, however, that with respect to any offering under this Plan, the Board may determine to exclude from eligibility any employee of the Company that is permitted to be excluded from eligibility under Section 423 of the Code provided that such determination is made prior to the Offering Date to which such exclusion(s) relate. Notwithstanding the foregoing, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Statutory Plan if: (i) the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the Statutory Plan to violate the requirements of Section 423 of the Code. During paid leaves of absence (as determined in accordance with the Company’s and Participating Company’s policies and procedures) and meeting the requirements of the applicable treasury regulations promulgated under the Code, a participant may elect to continue participation in the Plan for three months or for such longer period as permitted under applicable treasury regulations.

4.    Offerings. Subject to the right of the Board in its sole discretion to sooner terminate the Plan as well as the rights of the Committee set forth herein, the Plan will operate with separate consecutive six (6) month offerings with the following Offering Dates: April 1 and October 1, provided, however, that the initial offering period shall be from April 1, 2023 through September 31, 2023. Unless a termination of, or change to, the Plan has previously been made by the Committee, the final offering under this Plan shall terminate on March 31, 2032. In order to become eligible to purchase shares, an employee must complete and submit an Enrollment Agreement and any other necessary documents before the Offering Date of the particular offering in which he or she wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering. Notwithstanding the foregoing, the Committee may establish (i) an earlier or later commencement date of the initial offering period on any date following the date on which the stockholders of the Company approve the Plan, (ii) a different term for one or more future offerings and (iii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months. In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

5.    Price. The Purchase Price per share shall be eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such offering and (ii) the Fair Market Value of the Common Stock on the Purchase Date of such offering.

6.    Number of Shares to be Offered. The maximum number of shares that will be offered under the Plan is 1,000,000, subject to adjustment as permitted under Section 20. The shares to be sold to participants under the Plan will be Common Stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 12 exceeds the number of shares then available under the Plan or a given sub-plan (after deduction of all shares for which options have been exercised under the Plan or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as it determines is practicable and equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of the reduction to each employee affected. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

7.      Participation.

7.1    An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and submitting it to the Company, or with such other entity designated by the Company for this purpose, prior to the commencement of the offering to which it relates. The Enrollment Agreement may be completed at any time after the employee becomes eligible to participate in the Plan and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment Agreement by the Company (or the Company’s designee for this purpose).

7.2    Payroll deductions for a participant shall commence on the Offering Date as described above and shall continue through subsequent offerings pursuant to Section 10 until the participant’s termination of employment, subject to modification by the employee as provided in Section 8.1, and unless participation is earlier withdrawn or suspended by the employee as provided in Section 9.

7.3    Payroll deduction shall be the sole means of accumulating funds in a participant’s Account, except in foreign countries where payroll deductions are not allowed, in which case the Company may authorize alternative payment methods.

7.4    The Company may require current participants to complete a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8.       Payroll Deductions.

8.1    At the time an employee files a payroll deduction authorization, the employee shall elect to have deductions made from the employee’s Compensation on each payday during each calendar year, which shall be at least 1%, but shall not exceed 10% of the participant’s Compensation for such calendar year (or such other amounts as the Committee may establish from time to time for a future offering), subject to the restrictions set forth in the Plan. The amount of payroll withholding for each participant for each pay period shall be generally determined by dividing the annual payroll withholding amount chosen by each participant by the total number of pay periods such participant has in such calendar year, subject to the discretion of the Committee. Unless otherwise provided by the Committee, a participant may elect, at any time during an offering, to (i) decrease the amount to be withheld from his or her Compensation, or (ii) discontinue payroll contributions, by completing and filing with the Company an amended Enrollment Agreement authorizing the decrease or cessation of payroll deductions, in each case, only one time per offering. The change shall be effective as of the beginning of the next payroll period following the date of filing the amended Enrollment Agreement if the amended Enrollment Agreement is filed at least ten days prior to such date (the “Change Notice Date”) and, if not, as of the beginning of the next succeeding payroll period. All payroll deductions accrued by a participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a participant withdraws from an offering or the Plan, pursuant to Section 9. An amended Enrollment Agreement shall remain in effect until the participant changes such Enrollment Agreement in accordance with the terms of the Plan. The Committee may, from time to time, establish (x) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (y) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (z) such other limitations or procedures as deemed advisable by the Committee in the Committee’s sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

8.2    All payroll deductions made for a participant shall be credited to his or her Account under the Plan. A participant may not make any separate cash payment into his or her Account nor may payment for shares be made other than by payroll deduction, except as provided under Section 7.3.

8.3    A participant may withdraw from or suspend his or her participation in the Plan as provided in Section 9. A participant may also make a prospective election, by changing his or her payroll deduction amount to zero as set forth in Section 8.1, to cease participation in the Plan effective as of the next Offering Date.

8.4    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 21 hereof, or any other applicable law, a participant's payroll deductions may be decreased, including to zero, at such time during any offering which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such offering and any other offering ending within the same calendar year are equal to $21,250. Payroll deductions shall recommence at the rate provided in the participant's Enrollment Agreement at the beginning of the following offering which is scheduled to end in the following calendar year, unless the participant withdraws from an offering or the Plan, pursuant to Section 9.

9.    Withdrawal and Suspension.

9.1    An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the Administrator for a future offering, by submitting a withdrawal notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

9.2    If an employee withdraws or suspends his or her participation pursuant to Section 9.1, he or she shall not participate in a subsequent offering unless and until he or she re-enters the Plan. To re-enter the Plan, an employee who has previously withdrawn or suspended participation by reducing payroll deductions to zero must file a new Enrollment Agreement in accordance with Section 7.1. The employee’s re-entry into the Plan will not become effective before the beginning of the next offering following his or her withdrawal or suspension.

10.    Automatic Re-Enrollment. At the termination of each offering each participating employee who continues to be eligible to participate pursuant to Section 3 shall be automatically re-enrolled in the next offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, any balance in each employee’s Account shall be refunded to him or her.

11.    Interest. No interest will be paid or allowed on any money in the Accounts of participating employees, except to the extent payment of interest is required by the laws of any applicable jurisdiction.

12.    Granting of Option. On each Offering Date, this Plan shall be deemed to have granted to the participant an option for as many shares (which may include a fractional share) as he or she will be able to purchase with the amounts credited to his or her Account during his or her participation in that offering. Notwithstanding the foregoing, no participant may purchase more than 500 shares of Common Stock, or such other limit as shall be determined before the relevant Offering Date, during any single offering. This number may be adjusted as permitted pursuant to Section 20 of the Plan.

13.    Exercise of Option.

13.1    Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on that date and shall be deemed to have purchased from the Company the number of shares (which may not include a fractional share) of Common Stock reserved for the purpose of the Plan as the balance of his or her Account on such date will pay for at the Purchase Price.

13.2    In the event that the Administrator determines for a future offering that fractional shares may not be issued, any cash balance remaining in a participant’s Account at the termination of an offering that is not sufficient to purchase a whole share of Common Stock, shall be carried over in the participant’s Account and applied to the purchase of Common Stock in the next offering, provided the participant participates in the next offering and the purchase complies with Section 21. If the Participant does not participate in the next offering, such remaining cash balance shall be refunded to the participant as soon as practical after the Purchase Date.

13.3    Any amount remaining to the credit of a participant’s Account after the purchase of shares by the Participant on a Purchase Date which is sufficient to purchase one or more full shares of Common Stock shall be refunded to the participant as soon as practical after the Purchase Date.

14.    Tax Obligations. To the extent any (i) grant of an option to purchase shares, (ii) purchase of shares, or (iii) disposition of shares purchased under the Plan gives rise to any tax withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction) the Administrator may implement appropriate procedures to ensure that such tax withholding obligations are met. Those procedures may include, without limitation, increased withholding from an employee’s current compensation, cash payments to the Company or another Participating Company by an employee, or a sale of a portion of the Common Stock purchased under the Plan, which sale may be required and initiated by the Company.

15.    Employee’s Rights as a Stockholder. No participating employee shall have any right as a stockholder with respect to any shares until the shares have been purchased in accordance with Section 13 above and the Common Stock has been issued by the Company.

16.    Evidence of Stock Ownership.

16.1    Following the end of each offering, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant’s name at the ESPP Broker.

16.2    A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant’s ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant’s choosing.

16.3    Notwithstanding the above, a participant who is not subject to income taxation under the Code may move his or her shares to another brokerage account of his or her choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

17.    Rights Not Transferable. No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or an option or any rights with regard to the exercise of an option or rights to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, the action or claim will be treated as an election to withdraw funds in accordance with Section 9. During the employee’s lifetime, only the employee can make decisions regarding the participation in or withdrawal from an offering under the Plan.

18.    Termination or Transfer of Employment.

18.1    Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the Account of a participating employee shall be paid to the employee or his or her estate. Whether and when employment is deemed terminated for purposes of this Plan shall be determined by the Administrator in its sole discretion and may be determined without regard to statutory notice periods or other periods following termination of active employment.

18.2    In the event that a participant who is an employee of a Participating Company in a Non-Statutory Plan is transferred and becomes an employee of a different Participating Company in a Non-Statutory Plan, during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions or other approved contributions may continue to be held by the Participating Company former employer of the participant for the remainder of the offering.  At the next Purchase Date, all payroll deductions and other approved contributions made by or to such Participating Company former employer and/or the employer Participating Company shall be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

18.3    In the event that an employee of a Participating Company in the Statutory Plan and who is a participant in the Statutory Plan is transferred and becomes an employee of a Participating Company in a Non-Statutory Plan during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions may continue to be held by the Participating Company former employer for the remainder of the offering. At the next Purchase Date, all payroll deductions and other approved contributions made by or to the Participating Company former employer and/or the employer Participating Company may be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

19.    Amendment or Discontinuance of the Plan.

19.1    The Board may amend the Plan in such respects as it shall deem advisable; provided, however that (i) to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which options may be granted under the Plan, except as provided in Section 20, (b) modify the class of employees eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation ((a), (b) and (c) being collectively referred to as the “Specified Amendments“); (ii) notwithstanding anything set forth in Section 22, the approval by the Board, which may not be delegated to the Committee, will be required for the approval of any of the Specified Amendments; and (iii) except as provided in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participant.

19.2    The Plan shall continue in effect for ten years from the Effective Date. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no options shall be granted.

19.3    Except as provided in Section 20, no such termination of the Plan may affect options previously granted, provided that the Plan or an offering may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an offering then in progress if the Board determines that termination of the Plan and/or the offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the offering would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

20.    Changes in Capitalization. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants’ Account balances.

21.    Share Ownership. Notwithstanding anything in the Plan to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if the employee, immediately after such subscription, owns shares (including all shares that may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership, and shares the employee may purchase under outstanding options shall be treated as owned by the employee. In addition, no employee shall be allowed to subscribe for any shares under the Plan that permit his or her rights to purchase shares under all “employee stock purchase plans” of the Company and its parent or subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which the right to subscribe is outstanding at any time. Notwithstanding the above, lower limitations may be imposed with respect to participants in a Non-Statutory Plan or participants in the Statutory Plan who are subject to laws of another jurisdiction where lower limitations are required.

22.    Administration and Board Authority.

22.1    The Plan shall be administered by the Board. Except as expressly set forth in the Plan, the Board has delegated its full authority under the Plan to the Committee, and the Committee may further delegate any or all of its authority under this Plan to such senior officer(s) of the Company as it may designate, to the extent not prohibited by law or rules of the Code and/or the listing market on which the Common Stock is offered. Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board. The authority that may be delegated by the Committee includes, without limitation, the authority to (i) establish Non-Statutory Plans and determine the terms of such sub-plans (including, without limitation, rules and procedures regarding handling of payroll deductions or other approved contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements and determining the eligible employees that may enroll in a Non-Statutory Plan), (ii) designate from time to time which Subsidiaries (that are Participating Companies) will participate in the Statutory Plan and which Participating Companies will participate in a particular Non-Statutory Plan, (iii) determine procedures for eligible employees to enroll in or withdraw from a sub-plan, setting or changing payroll deduction amounts, and obtaining necessary tax withholdings, (iv) allocate the available shares under the Plan to the sub-plans for particular offerings and (v) adopt amendments to the Plan or any sub-plan including, without limitation, amendments to increase the shares available for issuance under the Plan pursuant to Section 20 (but not including increases in the available shares above the maximum permitted by Sections 6 and 20 which shall require Board and stockholder approval).

22.2    The Administrator shall be vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant. The Administrator may retain outside entities and professionals to assist in the administration of the Plan including, without limitation, a vendor or vendors to perform enrollment and brokerage services. The authority of the Administrator will specifically include, without limitation, the power to make any changes to the Plan with respect to the participation of employees of any Subsidiary or Affiliate that is organized under the laws of a country other than the United States of America when the Administrator deems such changes to be necessary or appropriate to achieve a desired tax treatment in such foreign jurisdiction or to comply with the laws applicable to such non-U.S. Subsidiaries or Affiliates. Those changes may include, without limitation, the exclusion of particular Subsidiaries or Affiliates from participation in the Plan; modifications to eligibility criteria, maximum number or value of shares that may be purchased in a given period, or other requirements set forth herein; and procedural or administrative modifications. Any modification relating to offerings to a particular Participating Company will apply only to that Participating Company and will apply equally to all similarly situated employees of that Participating Company. The rights and privileges of all employees granted options under the Statutory Plan shall be the same. To the extent any changes approved by the Administrator would jeopardize the tax-qualified status of the Statutory Plan, the change shall cause the Participating Companies affected thereby to be considered Participating Companies under a Non-Statutory Plan or Non- Statutory Plans instead of the Statutory Plan.

22.3    Notwithstanding the provisions of Sections 22.1 and 22.2 above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.

23.    Notices. All notices or other communications by a participant to the Company or other entity designated for a particular purpose under or in connection with the Plan shall be deemed to have been duly given when received by the Company or other designated entity, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24.    Change of Control. In the event of a Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”). In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change of Control. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

25.    Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

26.    Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of the employee’s own affairs. An employee, therefore, may sell Common Stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal, state or foreign securities laws and policies and/or participation rules established by the Committee, and any Company and Participating Company policies. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE COMPANY’S STOCK.

27.    Governmental Regulation/Compliance with Applicable Law/Separate Offering. The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares. In addition, the terms of an offering under this Plan, or the rights of an employee under an offering, may be modified to the extent required by applicable law. For purposes of this Plan, the Administrator also may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Companies will participate, even if the dates of the offerings are identical.

28.    No Employment/Service Rights. Nothing in the Plan shall confer upon any employee the right to continue in employment for any period of specific duration, nor interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary or Affiliate employing such person), or of any employee, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

29.    Dates and Times. All references in the Plan to a date or time are intended to refer to dates and times determined pursuant to U.S. Eastern Time. Business days for purposes of the Plan are U.S. business days.

30.    Masculine and Feminine, Singular and Plural. Whenever used in the Plan, a pronoun shall include the opposite gender and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

31.    Governing Law. The Plan shall be governed by the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

32.    No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

AQUA METALS, INC.
5370 KIETZKE LN #201
RENO, NV 89511

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. EDT on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AQMS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V05147-P85510

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AQUA METALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vincent L. DiVito
02) Stephen Cotton
03) Molly Zhang
04) Edward Smith
05) David Kanen

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V05148-P85510

AQUA METALS, INC.
Annual Meeting of Stockholders
May 18, 2023, 9:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Stephen Cotton and Vincent DiVito, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aqua Metals, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Local Time on May 18, 2023, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/AQMS2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side